                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

         Investment Company Act file number:    811-5199
                                            ------------------

                       SteinRoe Variable Investment Trust
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           One Financial Center, Boston, Massachusetts        02111
           -----------------------------------------------------------
             (Address of principal executive offices)       (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               --------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    --------------------
Date of fiscal year end:    12/31/04
                         -------------------

Date of reporting period:  12/31/04
                         -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
DECEMBER 31, 2004

[GRAPHIC]

STEINROE VARIABLE INVESTMENT TRUST

2004 ANNUAL REPORT

PRESIDENT'S MESSAGE
SteinRoe Variable Investment Trust

Dear Shareholder:

As a direct result of the merger of our former parent company, FleetBoston Financial and Bank of America, changes are in the works that we believe offer significant potential benefits for our shareholders. We plan to bring the funds of our respective organizations together in a single family that covers a wide range of markets, sectors and asset classes. As a result, some funds in your variable annuity may be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers and you may be asked to vote on certain changes, if they affect your investment. In this matter, your timely response will enable us to implement the changes in 2005.

12-MONTH ECONOMIC AND MARKET REVIEW
As the economy continued to grow at a healthy pace, stock and bond markets delivered positive returns. The S&P 500 Index, a broad measure of US stock market performance, gained 10.88% for the 12-month period through December 31, 2004. Most of that gain came in the last 10 weeks of the year. Corporate profit growth was strong, interest rates remained relatively low and both consumer and business spending was robust. Value stocks outpaced growth stocks and small-cap stocks did better than large-cap stocks for the fifth consecutive year. Real estate investment trusts were the strongest-performing asset class with a 31.58% gain, as measured by the NAREIT Index. Foreign stock markets also performed well. The MSCI EAFE Index, which measures stock market performance in developed countries, returned 17.60%. Volatile, emerging market stocks gained 22.40%.

The US bond market surprised investors with solid returns despite five short-term increases by the Federal Reserve Board, which heralded the end of an extended period of low borrowing rates. Long-term bond yields ended the period almost where they started. However, they experienced considerable volatility during the period, as the job market disappointed before it strengthened and economic growth faltered before it picked up in the second half. In this environment, the Lehman Brothers Aggregate Bond Index returned 4.34%. This index measures the performance of government, corporate, mortgage- and asset-backed fixed income securities. High-yield bonds turned in a second year of outstanding performance. The JPMorgan Global High Yield Index returned 11.55%.

ABOUT YOUR FUND'S PERFORMANCE
In the reports that follow, fund managers discuss the reasons for performance and strategies that aided or hindered performance during the 12-month period ended December 31, 2004. We encourage you to read the reports of the funds you own and to discuss any questions you may have with your financial professional. As always, thank you for your business. We look forward to helping you achieve your long-term financial goals, and we will continue to work hard to earn your confidence.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

                                                    Not FDIC   May Lose Value
                                                    Insured    No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE
SteinRoe Variable Investment Trust

                                                                           AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)
                                                                    INCEPTION      1-YEAR       5-YEAR       10-YEAR        LIFE
--------------------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, Variable Series -- Class A             1/1/89         9.99         1.01         8.48           --
Liberty Federal Securities Fund, Variable Series -- Class A           1/1/89         4.15         6.85         7.11           --
Liberty Money Market Fund, Variable Series                            1/1/89         0.88         2.48         3.80           --
Liberty Small Company Growth Fund, Variable Series -- Class A         1/1/89        11.48         0.71         6.85           --
Stein Roe Growth Stock Fund, Variable Series -- Class A*1             1/1/89        -1.95       -10.67         8.21           --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

* Effective February 25, 2005, the fund's name will change to Columbia Large Cap Growth Fund, Variable Series.

TABLE OF CONTENTS

SteinRoe Variable Investment Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS' DISCUSSIONS
   Liberty Asset Allocation Fund, Variable Series                 178
   Liberty Federal Securities Fund, Variable Series               207
   Liberty Money Market Fund, Variable Series                     224
   Liberty Small Company Growth Fund, Variable Series             236
   Stein Roe Growth Stock Fund, Variable Series                   251

   FINANCIAL STATEMENTS
   Liberty Asset Allocation Fund, Variable Series                 181
   Liberty Federal Securities Fund, Variable Series               210
   Liberty Money Market Fund, Variable Series                     227
   Liberty Small Company Growth Fund, Variable Series             239
   Stein Roe Growth Stock Fund, Variable Series                   254

                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 02/2005

STEINROE VARIABLE INVESTMENT TRUST

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PORTFOLIO MANAGER'S DISCUSSION
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with Columbia Management Advisors, Inc. and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

A strategy emphasizing stocks with a broad diversification across market caps and styles (growth and value) and a minimal cash position drove the fund's performance for the year. Although the fund slightly outperformed the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index benchmarks, it underperformed the S&P 500 Index benchmark. However, as the fund had a bias towards equities, the fund outperformed its peer group, the Lipper Variable Series Balanced Funds Category1. Holdings across equity capitalization ranges also benefited the fund, as smaller companies performed better than larger ones during the year. Exposure to real estate investment companies (REITs) and international stocks also boosted returns. In fact, a relatively light exposure to REITs held the fund back from higher potential gains.

ECONOMIC ENVIRONMENT FAVORED EQUITIES
Uncertainties regarding Iraq, global terrorism and the US elections, as well as surging oil prices, dampened stock performance for much of 2004. The stock market staged a sharp rally in the final quarter as the election process ended with a clear victor. Overall, total returns were favorable. By contrast, the fixed-income markets underperformed equities but actually fared better than anticipated. Fears that rising short-term rates would boost longer-term rates and bring bond prices down proved unfounded. Long-term rates remained low despite five increases in short-term rates by the Federal Reserve. By year end, energy prices had come down from a 21-year high reached in the fall, reducing inflation fears.

GROWTH AND VALUE STOCKS CONTRIBUTED TO PERFORMANCE
The fund's 66% equity allocation was the major factor driving performance. While we began the year with a bias towards value stocks, we shifted more money into growth issues as the value sector continued to outperform. While we were early in this move, the fund was overweight in growth stocks when they returned to favor in the fourth quarter. An expanding economy and solid corporate growth rates buoyed both value and growth issues during 2004. International stocks also aided performance, and we are maintaining the fund's current position in this asset class. The fund participated in exceptionally strong performance from smaller capitalization companies and REIT stocks during the year.

SHIFT FROM HIGH-YIELD BONDS WAS PREMATURE
The fund's fixed-income holdings were largely focused on high-yield bonds, investment grade corporate bonds and mortgage securities, with lower exposure to US Treasury bonds. Early in the year, we reduced the fund's exposure to high-yield securities to a neutral weight. As the spread between high-yield and investment-grade bond yields narrowed, we became less enthusiastic about the sector. This shift was premature, as high-yield bonds continued to lead the fixed-income markets for the balance of 2004. Nevertheless, the fund's bond holdings delivered respectable relative returns for the year.

POSITIONED FOR GROWTH
We have positioned the fund in anticipation of continued economic growth in 2005, with somewhat lower expectations for corporate profit growth. We believe that continued economic expansion and slow but steady corporate profit growth favors stocks over bonds. We also expect downward pressure on the dollar and massive trade deficits to have a greater negative impact on the bond market in 2005. We continue to favor larger companies and believe an equal-weighted approach to growth and value companies will continue to work well for the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Asset Allocation Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. In addition, because the fund invests in high-yield securities it offers the potential for high current income and attractive total return, but involves certain risks, including credit risks associated with lower-rated bonds and interest rate risks. The fund also invests in foreign securities, which have risks including currency fluctuations, political and economic instability and less regulation.

Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------
Class A (1/1/89)                       9.99     1.01      8.48
S&P 500 Index                         10.88    -2.30     12.07

Lehman Brothers
  Aggregate Bond Index                 4.34     7.71      7.72

Lehman Brothers
  Government/Credit
  Bond Index                           4.19     8.00      7.80

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95 - 12/31/04

Class A: $22,563

                                                  LEHMAN BROTHERS AGGREGATE     LEHMAN BROTHERS GOVERNMENT/
             CLASS A SHARES     S&P 500 INDEX     BOND INDEX                    CREDIT BOND INDEX
  1/1/1995         $ 10,000          $ 10,000                      $ 10,000                        $ 10,000
 1/31/1995         $ 10,115          $ 10,259                      $ 10,198                        $ 10,192
 2/28/1995         $ 10,471          $ 10,659                      $ 10,441                        $ 10,428
 3/31/1995         $ 10,635          $ 10,974                      $ 10,504                        $ 10,498
 4/30/1995         $ 10,865          $ 11,296                      $ 10,651                        $ 10,645
 5/31/1995         $ 11,210          $ 11,748                      $ 11,064                        $ 11,091
 6/30/1995         $ 11,415          $ 12,021                      $ 11,144                        $ 11,180
 7/31/1995         $ 11,743          $ 12,420                      $ 11,120                        $ 11,136
 8/31/1995         $ 11,768          $ 12,451                      $ 11,254                        $ 11,279
 9/30/1995         $ 11,998          $ 12,976                      $ 11,364                        $ 11,394
10/31/1995         $ 11,882          $ 12,929                      $ 11,511                        $ 11,562
11/30/1995         $ 12,285          $ 13,497                      $ 11,684                        $ 11,752
12/31/1995         $ 12,546          $ 13,757                      $ 11,848                        $ 11,925
 1/31/1996         $ 12,795          $ 14,225                      $ 11,926                        $ 11,999
 2/29/1996         $ 12,903          $ 14,358                      $ 11,718                        $ 11,745
 3/31/1996         $ 13,063          $ 14,495                      $ 11,636                        $ 11,646
 4/30/1996         $ 13,116          $ 14,708                      $ 11,571                        $ 11,566
 5/31/1996         $ 13,224          $ 15,088                      $ 11,548                        $ 11,546
 6/30/1996         $ 13,367          $ 15,145                      $ 11,703                        $ 11,700
 7/31/1996         $ 13,117          $ 14,476                      $ 11,734                        $ 11,726
 8/31/1996         $ 13,304          $ 14,781                      $ 11,714                        $ 11,697
 9/30/1996         $ 13,688          $ 15,613                      $ 11,918                        $ 11,905
10/31/1996         $ 14,071          $ 16,044                      $ 12,183                        $ 12,183
11/30/1996         $ 14,677          $ 17,257                      $ 12,391                        $ 12,407
12/31/1996         $ 14,508          $ 16,916                      $ 12,276                        $ 12,269
 1/31/1997         $ 14,963          $ 17,973                      $ 12,314                        $ 12,284
 2/28/1997         $ 14,801          $ 18,113                      $ 12,345                        $ 12,310
 3/31/1997         $ 14,438          $ 17,369                      $ 12,208                        $ 12,163
 4/30/1997         $ 14,872          $ 18,406                      $ 12,391                        $ 12,341
 5/31/1997         $ 15,477          $ 19,526                      $ 12,509                        $ 12,456
 6/30/1997         $ 15,840          $ 20,401                      $ 12,657                        $ 12,605
 7/31/1997         $ 16,748          $ 22,025                      $ 12,999                        $ 12,991
 8/31/1997         $ 16,174          $ 20,792                      $ 12,889                        $ 12,845
 9/30/1997         $ 16,879          $ 21,931                      $ 13,078                        $ 13,047
10/31/1997         $ 16,577          $ 21,199                      $ 13,268                        $ 13,256
11/30/1997         $ 16,747          $ 22,180                      $ 13,329                        $ 13,326
12/31/1997         $ 16,948          $ 22,562                      $ 13,463                        $ 13,466
 1/31/1998         $ 17,099          $ 22,812                      $ 13,636                        $ 13,656
 2/28/1998         $ 17,581          $ 24,457                      $ 13,625                        $ 13,628
 3/31/1998         $ 17,993          $ 25,709                      $ 13,671                        $ 13,671
 4/30/1998         $ 18,038          $ 25,969                      $ 13,742                        $ 13,739
 5/31/1998         $ 17,803          $ 25,522                      $ 13,873                        $ 13,886
 6/30/1998         $ 18,060          $ 26,558                      $ 13,991                        $ 14,028
 7/31/1998         $ 17,993          $ 26,277                      $ 14,020                        $ 14,039
 8/31/1998         $ 16,390          $ 22,477                      $ 14,249                        $ 14,313
 9/30/1998         $ 16,968          $ 23,918                      $ 14,582                        $ 14,722
10/31/1998         $ 17,713          $ 25,862                      $ 14,505                        $ 14,617
11/30/1998         $ 18,324          $ 27,430                      $ 14,587                        $ 14,705
12/31/1998         $ 19,070          $ 29,010                      $ 14,631                        $ 14,742
 1/31/1999         $ 19,549          $ 30,222                      $ 14,735                        $ 14,847
 2/28/1999         $ 19,103          $ 29,282                      $ 14,477                        $ 14,493
 3/31/1999         $ 19,458          $ 30,454                      $ 14,557                        $ 14,566
 4/30/1999         $ 19,723          $ 31,632                      $ 14,603                        $ 14,602
 5/31/1999         $ 19,433          $ 30,886                      $ 14,475                        $ 14,452
 6/30/1999         $ 20,096          $ 32,600                      $ 14,429                        $ 14,407
 7/31/1999         $ 19,746          $ 31,583                      $ 14,366                        $ 14,367
 8/31/1999         $ 19,637          $ 31,428                      $ 14,359                        $ 14,355
 9/30/1999         $ 19,673          $ 30,567                      $ 14,526                        $ 14,484
10/31/1999         $ 20,178          $ 32,502                      $ 14,580                        $ 14,522
11/30/1999         $ 20,479          $ 33,161                      $ 14,578                        $ 14,513
12/31/1999         $ 21,456          $ 35,115                      $ 14,508                        $ 14,425
 1/31/2000         $ 20,937          $ 33,352                      $ 14,460                        $ 14,420
 2/29/2000         $ 21,081          $ 32,722                      $ 14,635                        $ 14,601
 3/31/2000         $ 22,234          $ 35,922                      $ 14,828                        $ 14,812
 4/30/2000         $ 21,507          $ 34,840                      $ 14,785                        $ 14,740
 5/31/2000         $ 21,015          $ 34,126                      $ 14,778                        $ 14,726
 6/30/2000         $ 21,847          $ 34,969                      $ 15,085                        $ 15,027
 7/31/2000         $ 21,768          $ 34,424                      $ 15,223                        $ 15,186
 8/31/2000         $ 22,911          $ 36,561                      $ 15,443                        $ 15,400
 9/30/2000         $ 22,171          $ 34,631                      $ 15,541                        $ 15,459
10/31/2000         $ 21,949          $ 34,485                      $ 15,643                        $ 15,556
11/30/2000         $ 20,911          $ 31,768                      $ 15,900                        $ 15,822
12/31/2000         $ 21,235          $ 31,924                      $ 16,196                        $ 16,134
 1/31/2001         $ 21,702          $ 33,057                      $ 16,461                        $ 16,405
 2/28/2001         $ 20,392          $ 30,042                      $ 16,604                        $ 16,574
 3/31/2001         $ 19,507          $ 28,137                      $ 16,687                        $ 16,650
 4/30/2001         $ 20,425          $ 30,324                      $ 16,617                        $ 16,525
 5/31/2001         $ 20,315          $ 30,527                      $ 16,717                        $ 16,621
 6/30/2001         $ 20,023          $ 29,785                      $ 16,781                        $ 16,701
 7/31/2001         $ 19,966          $ 29,493                      $ 17,156                        $ 17,117
 8/31/2001         $ 19,188          $ 27,647                      $ 17,354                        $ 17,336
 9/30/2001         $ 18,228          $ 25,413                      $ 17,557                        $ 17,495
10/31/2001         $ 18,493          $ 25,898                      $ 17,924                        $ 17,940
11/30/2001         $ 19,286          $ 27,885                      $ 17,676                        $ 17,646
12/31/2001         $ 19,286          $ 28,130                      $ 17,563                        $ 17,506
 1/31/2002         $ 19,105          $ 27,720                      $ 17,706                        $ 17,634
 2/28/2002         $ 18,910          $ 27,185                      $ 17,877                        $ 17,784
 3/31/2002         $ 19,290          $ 28,207                      $ 17,581                        $ 17,423
 4/30/2002         $ 18,873          $ 26,497                      $ 17,922                        $ 17,761
 5/31/2002         $ 18,845          $ 26,301                      $ 18,074                        $ 17,924
 6/30/2002         $ 18,042          $ 24,429                      $ 18,229                        $ 18,077
 7/31/2002         $ 17,109          $ 22,526                      $ 18,450                        $ 18,293
 8/31/2002         $ 17,210          $ 22,672                      $ 18,762                        $ 18,703
 9/30/2002         $ 16,105          $ 20,208                      $ 19,066                        $ 19,105
10/31/2002         $ 16,866          $ 21,986                      $ 18,978                        $ 18,922
11/30/2002         $ 17,483          $ 23,281                      $ 18,972                        $ 18,933
12/31/2002         $ 17,023          $ 21,914                      $ 19,365                        $ 19,435
 1/31/2003         $ 16,693          $ 21,340                      $ 19,382                        $ 19,435
 2/28/2003         $ 16,478          $ 21,020                      $ 19,650                        $ 19,781
 3/31/2003         $ 16,553          $ 21,224                      $ 19,634                        $ 19,755
 4/30/2003         $ 17,475          $ 22,973                      $ 19,797                        $ 19,967
 5/31/2003         $ 18,367          $ 24,183                      $ 20,165                        $ 20,534
 6/30/2003         $ 18,604          $ 24,493                      $ 20,125                        $ 20,452
 7/31/2003         $ 18,648          $ 24,924                      $ 19,449                        $ 19,595
 8/31/2003         $ 18,989          $ 25,410                      $ 19,577                        $ 19,724
 9/30/2003         $ 18,946          $ 25,141                      $ 20,096                        $ 20,349
10/31/2003         $ 19,584          $ 26,564                      $ 19,909                        $ 20,091
11/30/2003         $ 19,837          $ 26,797                      $ 19,957                        $ 20,145
12/31/2003         $ 20,505          $ 28,202                      $ 20,160                        $ 20,344
 1/31/2004         $ 20,831          $ 28,721                      $ 20,322                        $ 20,530
 2/29/2004         $ 21,115          $ 29,120                      $ 20,541                        $ 20,780
 3/31/2004         $ 21,140          $ 28,680                      $ 20,695                        $ 20,971
 4/30/2004         $ 20,563          $ 28,230                      $ 20,157                        $ 20,327
 5/31/2004         $ 20,670          $ 28,617                      $ 20,077                        $ 20,224
 6/30/2004         $ 21,019          $ 29,172                      $ 20,191                        $ 20,307
 7/31/2004         $ 20,473          $ 28,206                      $ 20,391                        $ 20,522
 8/31/2004         $ 20,593          $ 28,319                      $ 20,780                        $ 20,957
 9/30/2004         $ 20,913          $ 28,625                      $ 20,836                        $ 21,030
10/31/2004         $ 21,233          $ 29,063                      $ 21,011                        $ 21,213
11/30/2004         $ 21,963          $ 30,240                      $ 20,843                        $ 20,978
12/31/2004         $ 22,563          $ 31,258                      $ 21,038                        $ 21,202

NET ASSET VALUE PER SHARE ($)           12/31/03      12/31/04
--------------------------------------------------------------
Class A                                   13.80        14.83

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                    1,000.00     1,000.00        1,073.10    1,021.37       3.91        3.81                0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--65.6%
CONSUMER DISCRETIONARY--9.0%
AUTO COMPONENTS--0.1%
Autoliv, Inc.                                                         960   $        46,368
BorgWarner, Inc.                                                    1,900           102,923
Johnson Controls, Inc.                                              1,300            82,472
Lear Corp.                                                          1,100            67,111
Modine Manufacturing Co.                                              600            20,262
Standard Motor Products, Inc.                                       1,500            23,700
                                                                            ---------------
                                                                                    342,836
                                                                            ---------------

AUTOMOBILES--0.3%
Honda Motor Co., Ltd.                                              14,400           746,878
                                                                            ---------------

HOTELS, RESTAURANTS & LEISURE--2.0%
Alliance Gaming Corp. (a)                                           2,800            38,668
Applebee's International, Inc.                                      1,810            47,875
Bally Total Fitness Holding
   Corp. (a)                                                        2,900            12,296
Bob Evans Farms, Inc.                                                 775            20,259
Brinker International, Inc. (a)                                     2,600            91,182
Buca, Inc. (a)                                                      3,600            25,056
Carnival Corp.                                                     12,100           697,323
Carnival PLC                                                        9,483           577,606
Cheesecake Factory, Inc. (a)                                        1,470            47,731
Compass Group PLC                                                  81,120           382,856
Darden Restaurants, Inc.                                            1,400            38,836
Dave & Buster's, Inc. (a)                                           1,800            36,360
Four Seasons Hotels, Inc.                                             380            31,080
Gaylord Entertainment Co. (a)                                       2,300            95,519
Harrah's Entertainment, Inc.                                        5,597           374,383
Hilton Hotels Corp.                                                37,095           843,540
La Quinta Corp. (a)                                                 4,920            44,723
Landry's Restaurants, Inc.                                          1,400            40,684
Lone Star Steakhouse & Saloon                                       1,800            50,400
Marcus Corp.                                                        1,800            45,252
Marriott International, Inc.,
   Class A                                                         20,365         1,282,588
McDonald's Corp.                                                   14,608           468,332
Pinnacle Entertainment, Inc. (a)                                    4,200            83,076
Scientific Games Corp., Class A (a)                                 6,000           143,040
Starwood Hotels & Resorts
   Worldwide, Inc.                                                  1,670            97,528
Total Entertainment Restaurant
   Corp. (a)                                                          200             2,384
Vail Resorts, Inc. (a)                                                600            13,452
Yum! Brands, Inc.                                                   2,740           129,273
                                                                            ---------------
                                                                                  5,761,302
                                                                            ---------------

HOUSEHOLD DURABLES--0.4%
American Greetings Corp., Class A                                   1,000            25,350
Black & Decker Corp.                                                  400            35,332
Centex Corp.                                                          340            20,257
CSS Industries, Inc.                                                  800            25,408
D.R. Horton, Inc.                                                   1,010            40,713
Harman International Industries, Inc.                                 450            57,150
Kimball International, Inc., Class B                                1,800            26,658
Koninklijke (Royal) Philips
   Electronics NV                                                  23,600           623,661
Newell Rubbermaid, Inc.                                             2,800   $        67,732
Russ Berrie & Co., Inc.                                               600            13,704
Tempur-Pedic International, Inc. (a)                                8,900           188,680
                                                                            ---------------
                                                                                  1,124,645
                                                                            ---------------

INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                                      7,760           902,333
                                                                            ---------------

LEISURE EQUIPMENT & PRODUCTS--0.1%
Action Performance Companies,
   Inc.                                                             2,100            23,079
Marvel Enterprises, Inc. (a)                                        6,820           139,674
Mattel, Inc.                                                        2,300            44,827
                                                                            ---------------
                                                                                    207,580
                                                                            ---------------

MEDIA--2.0%
4Kids Entertainment, Inc. (a)                                       1,700            35,734
Arbitron, Inc. (a)                                                  1,600            62,688
British Sky Broadcasting PLC                                       37,000           398,538
Clear Channel Communications,
   Inc.                                                            11,162           373,815
Cumulus Media, Inc., Class A (a)                                    4,500            67,860
EMI Group PLC                                                     119,200           605,416
Grupo Televisa SA, ADR                                              6,680           404,140
Journal Communications, Inc.,
   Class A                                                          1,100            19,877
Knight-Ridder, Inc.                                                   600            40,164
Lamar Advertising Co., Class A (a)                                    930            39,786
Liberty Corp.                                                         800            35,168
Lin TV Corp., Class A (a)                                           3,300            63,030
McGraw-Hill Companies, Inc.                                         7,876           720,969
Media General, Inc., Class A                                          500            32,405
New York Times Co., Class A                                         1,400            57,120
Omnicom Group, Inc.                                                 5,300           446,896
Radio One, Inc., Class D (a)                                        3,300            53,196
Sinclair Broadcast Group, Inc.,
   Class A                                                          7,200            66,312
Time Warner, Inc. (a)                                              41,324           803,339
TiVo, Inc. (a)                                                      5,100            29,937
Viacom, Inc., Class A                                               6,953           257,817
Vivendi Universal SA (a)                                           17,224           548,019
XM Satellite Radio Holdings, Inc.,
   Class A (a)                                                     17,050           641,421
                                                                            ---------------
                                                                                  5,803,647
                                                                            ---------------

MULTILINE RETAIL--0.5%
Federated Department Stores, Inc.                                  11,128           643,087
Fred's, Inc.                                                        2,400            41,760
J.C. Penney Co., Inc.                                               2,000            82,800
May Department Stores Co.                                           5,673           166,786
Nordstrom, Inc.                                                    12,800           598,144
Sears, Roebuck and Co.                                                300            15,309
ShopKo Stores, Inc. (a)                                             1,200            22,416
                                                                            ---------------
                                                                                  1,570,302
                                                                            ---------------

SPECIALTY RETAIL--2.5%
Abercrombie & Fitch Co., Class A                                      900            42,255
Bed Bath & Beyond, Inc. (a)                                         8,530           339,750
Best Buy Co., Inc.                                                 11,600           689,272
Bombay Co., Inc. (a)                                                8,500            47,005

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
Borders Group, Inc.                                                 3,200   $        81,280
Building Material Holding Corp.                                       800            30,632
Chico's FAS, Inc. (a)                                              15,880           723,016
Cost Plus, Inc. (a)                                                 2,100            67,473
Fast Retailing Co., Ltd.                                            4,100           310,979
GameStop Corp., Class A (a)                                         2,000            44,720
Goody's Family Clothing, Inc.                                       2,300            21,022
Home Depot, Inc.                                                   32,797         1,401,744
Jarden Corp. (a)                                                    2,750           119,460
Limited Brands                                                     14,151           325,756
Lowe's Companies, Inc.                                              9,420           542,498
Monro Muffler, Inc. (a)                                             1,800            45,540
Movie Gallery, Inc.                                                   600            11,442
Office Depot, Inc. (a)                                             34,079           591,611
OfficeMax, Inc.                                                     1,800            56,484
Pacific Sunwear of California,
   Inc. (a)                                                         3,200            71,232
Party City Corp. (a)                                                2,200            28,446
PETCO Animal Supplies, Inc. (a)                                     1,240            48,955
PETsMART, Inc.                                                      1,920            68,218
Pier 1 Imports, Inc.                                                1,400            27,580
Sharper Image Corp. (a)                                             2,800            52,780
Staples, Inc.                                                      29,570           996,805
TBC Corp. (a)                                                         500            13,900
TJX Companies, Inc.                                                 5,300           133,189
Urban Outfitters, Inc. (a)                                          1,690            75,036
                                                                            ---------------
                                                                                  7,008,080
                                                                            ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.8%
Adidas-Salomon AG                                                   4,250           682,755
Carter's, Inc. (a)                                                  1,700            57,783
Coach, Inc. (a)                                                    13,469           759,651
Culp, Inc. (a)                                                        600             4,068
Delta Apparel, Inc.                                                   600            14,550
Hampshire Group Ltd. (a)                                              900            28,352
Kellwood Co.                                                        1,200            41,400
NIKE, Inc., Class B                                                 5,300           480,657
Russell Corp.                                                       1,400            27,272
Stride Rite Corp.                                                   1,700            18,989
Tandy Brands Accessories, Inc.                                      1,000            14,820
Wolverine World Wide, Inc.                                          1,800            56,556
                                                                            ---------------
                                                                                  2,186,853
                                                                            ---------------

CONSUMER STAPLES--5.4%
BEVERAGES--1.0%
Diageo PLC                                                         45,200           643,663
Pepsi Bottling Group, Inc.                                          2,600            70,304
PepsiCo, Inc.                                                      39,019         2,036,792
                                                                            ---------------
                                                                                  2,750,759
                                                                            ---------------

FOOD & STAPLES RETAILING--0.4%
BJ's Wholesale Club, Inc. (a)                                         700            20,391
Chronimed, Inc. (a)                                                 2,000            13,060
Ito-Yokado Co., Ltd.                                               10,500           440,625
Performance Food Group Co. (a)                                        900            24,219
Sysco Corp.                                                        15,890           606,521
Whole Foods Market, Inc.                                              850            81,048
Winn-Dixie Stores, Inc.                                             1,900   $         8,645
                                                                            ---------------
                                                                                  1,194,509
                                                                            ---------------

FOOD PRODUCTS--1.2%
Bunge Ltd.                                                          1,970           112,310
Central Garden & Pet Co. (a)                                          400            16,696
ConAgra Foods, Inc.                                                22,102           650,904
Corn Products International, Inc.                                   2,500           133,900
Dean Foods Co. (a)                                                  5,600           184,520
Hershey Foods Corp.                                                 6,440           357,677
Hormel Foods Corp.                                                  1,600            50,160
John B. Sanfilippo & Son, Inc. (a)                                    500            12,890
Kraft Foods, Inc., Class A                                         23,511           837,227
M&F Worldwide Corp. (a)                                             1,500            20,430
Nestle SA, Registered Shares                                        2,590           676,407
Omega Protein Corp. (a)                                             1,900            16,340
Royal Numico NV (a)                                                 9,227           331,571
                                                                            ---------------
                                                                                  3,401,032
                                                                            ---------------

HOUSEHOLD PRODUCTS--1.3%
Clorox Co.                                                         13,544           798,148
Colgate-Palmolive Co.                                               6,400           327,424
Kimberly-Clark Corp.                                               11,582           762,211
Procter & Gamble Co.                                               33,883         1,866,276
                                                                            ---------------
                                                                                  3,754,059
                                                                            ---------------

PERSONAL PRODUCTS--0.9%
Alberto-Culver Co.                                                 19,985           970,671
Avon Products, Inc.                                                23,800           921,060
Estee Lauder Companies, Inc.,
   Class A                                                            700            32,039
Gillette Co.                                                       14,082           630,592
                                                                            ---------------
                                                                                  2,554,362
                                                                            ---------------

TOBACCO--0.6%
Altria Group, Inc.                                                 25,525         1,559,578
UST, Inc.                                                           1,400            67,354
                                                                            ---------------
                                                                                  1,626,932
                                                                            ---------------

ENERGY--4.7%
ENERGY EQUIPMENT & SERVICES--0.8%
Baker Hughes, Inc.                                                  1,640            69,979
BJ Services Co.                                                     2,940           136,828
Gulf Island Fabrication, Inc.                                         200             4,366
Halliburton Co.                                                    19,371           760,118
Key Energy Services, Inc. (a)                                       4,200            49,560
Lufkin Industries, Inc.                                             1,100            43,899
Maverick Tube Corp. (a)                                             1,500            45,450
Nabors Industries Ltd. (a)                                            750            38,467
National-Oilwell, Inc. (a)                                         11,970           422,421
Noble Corp. (a)                                                     1,600            79,584
Smith International, Inc. (a)                                       3,900           212,199
Transocean, Inc. (a)                                                1,800            76,302
Unit Corp. (a)                                                      1,200            45,852
Universal Compression Holdings,
   Inc. (a)                                                           900            31,419
Weatherford International Ltd. (a)                                  1,840            94,392
Willbros Group, Inc. (a)                                            3,000            69,150
                                                                            ---------------
                                                                                  2,179,986
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
OIL & GAS--3.9%
Amerada Hess Corp.                                                  1,700   $       140,046
Bill Barrett Corp. (a)                                                400            12,796
BP PLC                                                            104,300         1,015,499
BP PLC, ADR                                                        27,385         1,599,284
Brigham Exploration Co. (a)                                         2,200            19,800
Carrizo Oil & Gas, Inc. (a)                                         3,300            37,290
ChevronTexaco Corp.                                                 6,162           323,567
Cimarex Energy Co. (a)                                                900            34,110
ConocoPhillips                                                     19,772         1,716,803
Edge Petroleum Corp. (a)                                            2,600            37,908
Energy Partners Ltd. (a)                                            2,800            56,756
EOG Resources, Inc.                                                 5,440           388,198
Exxon Mobil Corp.                                                  44,487         2,280,404
Harvest Natural Resources, Inc. (a)                                 2,300            39,721
InterOil Corp. (a)                                                    700            26,488
Magnum Hunter Resources, Inc. (a)                                   2,700            34,830
Marathon Oil Corp.                                                 12,200           458,842
Mission Resources Corp. (a)                                         6,200            36,208
Murphy Oil Corp.                                                      300            24,135
Range Resources Corp.                                               2,600            53,196
Royal Dutch Petroleum Co., N.Y.
   Registered Shares                                               13,149           754,490
Shell Transport & Trading Co.,
   PLC                                                             74,900           637,377
Spinnaker Exploration Co. (a)                                       1,000            35,070
Stone Energy Corp. (a)                                                900            40,581
Total SA                                                            4,550           990,390
Ultra Petroleum Corp. (a)                                             710            34,172
Western Gas Resources, Inc.                                         3,100            90,675
Whiting Petroleum Corp. (a)                                           700            21,175
Williams Companies, Inc.                                            3,000            48,870
XTO Energy, Inc.                                                    6,236           220,630
                                                                            ---------------
                                                                                 11,209,311
                                                                            ---------------

FINANCIALS--14.2%
CAPITAL MARKETS--1.7%
Bank of New York Co., Inc.                                         25,069           837,806
Bear Stearns Companies, Inc.                                          800            81,848
E*TRADE Financial Corp. (a)                                         4,740            70,863
Goldman Sachs Group, Inc.                                          12,937         1,345,966
Janus Capital Group, Inc.                                          24,009           403,591
Jefferies Group, Inc.                                               1,700            68,476
LaBranche & Co., Inc. (a)                                           1,600            14,336
Lehman Brothers Holdings, Inc.                                      1,000            87,480
Merrill Lynch & Co., Inc.                                           5,800           346,666
Morgan Stanley                                                      5,614           311,689
State Street Corp.                                                  8,502           417,618
UBS AG, Registered Shares                                          10,550           880,718
                                                                            ---------------
                                                                                  4,867,057
                                                                            ---------------

COMMERCIAL BANKS--4.2%
BancFirst Corp.                                                       200            15,796
Banco Santander Central Hispano
   SA                                                              51,500           637,973
BancorpSouth, Inc.                                                  1,300            31,681
BancTrust Financial Group, Inc.                                       900            22,149
Bank Austria Creditanstalt                                          6,343   $       571,069
Bank of Granite Corp.                                               1,200            25,080
Banknorth Group, Inc.                                               2,700            98,820
Boston Private Financial Holdings,
   Inc.                                                             2,000            56,340
Bryn Mawr Bank Corp.                                                1,500            32,985
Capitol Bancorp Ltd.                                                1,300            45,786
Chemical Financial Corp.                                            1,210            51,933
Chittenden Corp.                                                    1,700            48,841
City National Corp.                                                 1,300            91,845
Columbia Banking System, Inc.                                       1,000            24,990
Community Trust Bancorp, Inc.                                         770            24,917
Corus Bankshares, Inc.                                              1,100            52,811
Cullen/Frost Bankers, Inc.                                            800            38,880
Dexia                                                              24,800           568,706
East-West Bancorp, Inc.                                             1,500            62,940
First Citizens BancShares, Inc.,
   Class A                                                            200            29,650
First Financial Bankshares, Inc.                                      575            25,766
Greater Bay Bancorp                                                 1,000            27,880
Hancock Holding Co.                                                   600            20,076
ITLA Capital Corp. (a)                                                600            35,274
Kookmin Bank, ADR (a)                                              14,689           574,046
Main Street Banks, Inc.                                               700            24,451
MASSBANK Corp.                                                        500            18,725
Mercantile Bank Corp.                                               1,685            66,558
Merchants Bancshares, Inc.                                          1,000            29,000
Mid-State Bancshares                                                1,700            48,705
Mitsubishi Tokyo Financial Group,
   Inc.                                                                93           938,857
National City Corp.                                                15,565           584,466
North Fork Bancorporation, Inc.                                    15,742           454,157
Northrim BanCorp, Inc.                                                900            21,150
OTP Bank Rt., Registered Shares                                    12,300           750,300
Prosperity Bancshares, Inc.                                         2,400            70,104
Riggs National Corp.                                                1,000            21,260
S.Y. Bancorp, Inc.                                                    200             4,820
Sanpaolo IMI S.p.A.                                                33,900           486,248
Sterling Bancshares, Inc.                                           3,000            42,810
TCF Financial Corp.                                                 1,010            32,461
TriCo Bancshares                                                    2,400            56,160
U.S. Bancorp                                                       45,477         1,424,340
UMB Financial Corp.                                                   800            45,328
Uniao de Bancos Brasileiros SA,
   GDR                                                             15,538           492,865
UnionBanCal Corp.                                                   1,000            64,480
Wachovia Corp.                                                     15,811           831,659
Wells Fargo & Co.                                                  32,244         2,003,965
Whitney Holding Corp.                                                 900            40,491
Wintrust Financial Corp.                                              600            34,176
Zions Bancorporation                                                  840            57,145
                                                                            ---------------
                                                                                 11,860,915
                                                                            ---------------

CONSUMER FINANCE--0.3%
Cash America International, Inc.                                    2,200            65,406
MBNA Corp.                                                         27,709           781,117
                                                                            ---------------
                                                                                    846,523
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
DIVERSIFIED FINANCIAL SERVICES--2.4%
ACE Cash Express, Inc. (a)                                          1,800   $        53,388
Advance America Cash Advance
   Centers, Inc. (a)                                                  400             9,160
CIT Group, Inc.                                                     1,900            87,058
Citigroup, Inc.                                                    80,367         3,872,082
Greenhill & Co., Inc.                                               2,100            60,270
JPMorgan Chase & Co.                                               42,828         1,670,720
Metris Companies, Inc. (a)                                          3,700            47,175
MFC Bancorp Ltd. (a)                                                3,000            60,000
MTC Technologies, Inc. (a)                                          2,300            77,211
National Financial Partners Corp.                                   1,100            42,680
Nomura Holdings, Inc.                                              54,000           782,722
QC Holdings, Inc. (a)                                                 800            15,328
                                                                            ---------------
                                                                                  6,777,794
                                                                            ---------------

INSURANCE--3.4%
AFLAC, Inc.                                                         8,414           335,214
Alleanza Assicurazioni S.p.A.                                      36,650           509,652
Ambac Financial Group, Inc.                                        10,053           825,653
American International Group, Inc.                                 26,187         1,719,700
AmerUs Group Co.                                                      500            22,650
AXA                                                                21,700           534,358
Baldwin & Lyons, Inc., Class B                                        700            18,753
Chubb Corp.                                                        11,206           861,741
Cincinnati Financial Corp.                                            735            32,531
CNA Surety Corp. (a)                                                2,000            26,700
Commerce Group, Inc.                                                  300            18,312
Delphi Financial Group, Inc.,
   Class A                                                          1,100            50,765
Endurance Specialty Holdings Ltd.                                   1,200            41,040
Harleysville Group, Inc.                                            1,600            38,192
Hartford Financial Services Group,
   Inc.                                                             8,595           595,720
Horace Mann Educators Corp.                                         1,500            28,620
Infinity Property & Casualty Corp.                                  2,700            95,040
Kansas City Life Insurance Co.                                        200             9,460
Lincoln National Corp.                                             15,893           741,885
Loews Corp.                                                           700            49,210
Nationwide Financial Services, Inc.,
   Class A                                                          1,300            49,699
Navigators Group, Inc. (a)                                          1,100            33,121
Old Republic International Corp.                                    2,500            63,250
Philadelphia Consolidated Holding
   Co. (a)                                                            800            52,912
Phoenix Companies, Inc.                                             3,200            40,000
ProCentury Corp.                                                    2,200            27,280
Prudential Financial, Inc.                                          9,600           527,616
Prudential PLC                                                     59,300           514,855
Quanta Capital Holdings Ltd. (a)                                    2,600            23,972
RenaissanceRe Holdings Ltd.                                         6,300           328,104
RLI Corp.                                                             900            37,413
St. Paul Travelers Companies, Inc.                                  1,100            40,777
Swiss Re, Registered Shares                                         5,250           374,282
UICI                                                                  500            16,950
United National Group Ltd.,
   Class A (a)                                                      1,800            33,516
Universal American Financial
   Corp. (a)                                                        1,300   $        20,111
Willis Group Holdings Ltd.                                          8,270           340,476
XL Capital Ltd., Class A                                            8,336           647,290
                                                                            ---------------
                                                                                  9,726,820
                                                                            ---------------

REAL ESTATE--1.6%
Alexandria Real Estate Equities,
   Inc., REIT                                                       2,155           160,375
American Financial Realty Trust,
    REIT                                                            1,500            24,270
Archstone-Smith Trust, REIT                                        12,124           464,349
AvalonBay Communities, Inc.,
   REIT                                                             5,788           435,836
BioMed Realty Trust, Inc., REIT                                     2,200            48,862
Boston Properties, Inc., REIT                                         570            36,862
Boykin Lodging Co., REIT (a)                                        2,500            22,900
Brandywine Realty Trust, REIT                                         900            26,451
Brookfield Properties Corp., REIT                                   1,110            41,514
CenterPoint Properties Trust, REIT                                  1,170            56,031
Corporate Office Properties Trust,
   REIT                                                             1,060            31,111
Cousins Properties, Inc., REIT                                      3,250            98,377
Duke Realty Corp., REIT                                             1,820            62,135
EastGroup Properties, Inc., REIT                                    1,100            42,152
Equity Office Properties Trust,
   REIT                                                             4,530           131,914
Equity One, Inc., REIT                                              1,500            35,595
Equity Residential, REIT                                            3,405           123,193
Essex Property Trust, Inc., REIT                                      340            28,492
First Potomac Realty Trust, REIT                                    1,300            29,640
General Growth Properties, Inc.,
   REIT                                                             3,040           109,926
Getty Realty Corp., REIT                                            1,000            28,730
Gladstone Commercial Corp.,
   REIT                                                             1,200            20,520
Host Marriott Corp., REIT                                          12,000           207,600
iStar Financial, Inc., REIT                                         3,020           136,685
Kimco Realty Corp., REIT                                            8,282           480,273
Liberty Property Trust, REIT                                        1,155            49,896
Mid-America Apartment
   Communities, Inc., REIT                                          1,100            45,342
Nationwide Health Properties, Inc.,
   REIT                                                             1,900            45,125
Newcastle Investment Corp., REIT                                      830            26,377
NTT Urban Development Corp. (a)                                        96           419,402
Pan Pacific Retail Properties, Inc.,
   REIT                                                               775            48,593
ProLogis Trust, REIT                                                2,635           114,175
PS Business Parks, Inc., REIT                                       1,400            63,140
Public Storage, Inc., REIT                                          1,595            88,921
Regency Centers Corp., REIT                                         1,760            97,504
Simon Property Group, Inc., REIT                                    2,110           136,454
SL Green Realty Corp., REIT                                           680            41,174
St. Joe Co., REIT                                                   1,960           125,832
Tanger Factory Outlet Centers, Inc.,
   REIT                                                             1,200            31,752

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
U-Store-It Trust, REIT                                                900   $        15,615
United Dominion Realty Trust, Inc.,
   REIT                                                             1,310            32,488
Universal Health Realty Income
   Trust, REIT                                                        600            19,278
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                                    1,500            25,575
Vornado Realty Trust, REIT                                            730            55,575
                                                                            ---------------
                                                                                  4,366,011
                                                                            ---------------

THRIFTS & MORTGAGE FINANCE--0.6%
Commercial Capital Bancorp, Inc.                                    2,333            54,079
Countrywide Financial Corp.                                        10,782           399,042
Freddie Mac                                                         9,047           666,764
Golden West Financial Corp.                                         3,800           233,396
PMI Group, Inc.                                                     2,800           116,900
Radian Group, Inc.                                                  1,800            95,832
Sovereign Bancorp, Inc.                                             5,400           121,770
Webster Financial Corp.                                             1,800            91,152
                                                                            ---------------
                                                                                  1,778,935
                                                                            ---------------

HEALTH CARE--8.0%
BIOTECHNOLOGY--0.8%
Amgen, Inc. (a)                                                     8,140           522,181
Amylin Pharmaceuticals, Inc. (a)                                    3,090            72,183
Biogen Idec, Inc. (a)                                               4,800           319,728
Cell Therapeutics, Inc. (a)                                         5,800            47,212
Cytogen Corp. (a)                                                   3,900            44,928
Enzo Biochem, Inc. (a)                                              2,200            42,834
Exact Sciences Corp. (a)                                            3,900            14,898
Gen-Probe, Inc. (a)                                                 1,510            68,267
Genentech, Inc. (a)                                                13,200           718,608
Genzyme Corp. (a)                                                   1,520            88,266
Gilead Sciences, Inc. (a)                                           5,100           178,449
NeoPharm, Inc. (a)                                                  5,406            67,629
Neurocrine Biosciences, Inc. (a)                                    1,000            49,300
Protein Design Labs, Inc. (a)                                       2,800            57,848
QLT, Inc. (a)                                                       4,700            75,576
Telik, Inc. (a)                                                     2,800            53,592
                                                                            ---------------
                                                                                  2,421,499
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Alcon, Inc.                                                         8,450           681,070
Beckman Coulter, Inc.                                                 730            48,903
Bio-Rad Laboratories, Inc.,
   Class A (a)                                                        900            51,633
Biomet, Inc.                                                        1,750            75,932
Cardiac Science, Inc. (a)                                          10,200            21,828
Conceptus, Inc. (a)                                                 3,900            31,649
Cooper Companies, Inc.                                                600            42,354
Fisher Scientific International,
   Inc. (a)                                                         1,830           114,155
Integra LifeSciences Holdings
   Corp. (a)                                                        2,000            73,860
Kinetic Concepts, Inc. (a)                                          9,910           756,133
Medical Action Industries, Inc. (a)                                 4,300            84,710
Millipore Corp. (a)                                                 1,300            64,753
Palomar Medical Technologies,
   Inc. (a)                                                         1,200   $        31,284
SonoSite, Inc. (a)                                                  2,600            88,270
St. Jude Medical, Inc. (a)                                         12,260           514,062
SurModics, Inc. (a)                                                   400            13,004
Thermo Electron Corp. (a)                                          22,650           683,804
Varian Medical Systems, Inc. (a)                                   35,280         1,525,507
Varian, Inc. (a)                                                    1,300            53,313
Zimmer Holdings, Inc. (a)                                          14,800         1,185,776
                                                                            ---------------
                                                                                  6,142,000
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--1.4%
Accredo Health, Inc. (a)                                            1,650            45,738
Advisory Board Co. (a)                                              2,100            77,448
Aetna, Inc.                                                         7,096           885,226
America Service Group, Inc. (a)                                     1,932            51,720
Capital Senior Living Corp. (a)                                       700             3,962
Caremark Rx, Inc. (a)                                              12,040           474,737
Community Health Systems,
   Inc. (a)                                                         1,440            40,147
Cross Country Healthcare,
   Inc. (a)                                                         1,300            23,504
DaVita, Inc. (a)                                                    3,540           139,936
Genesis HealthCare Corp. (a)                                          750            26,272
Gentiva Health Services, Inc. (a)                                   1,500            25,080
HCA, Inc.                                                           1,600            63,936
Hooper Holmes, Inc.                                                 4,000            23,680
Isolagen, Inc. (a)                                                  4,100            32,267
Kindred Healthcare, Inc. (a)                                        1,600            47,920
LCA-Vision, Inc.                                                    2,000            46,780
LifePoint Hospitals, Inc. (a)                                       1,400            48,748
Medco Health Solutions, Inc. (a)                                    1,100            45,760
OCA, Inc. (a)                                                       3,000            19,050
PAREXEL International Corp. (a)                                     2,000            40,600
Pediatrix Medical Group, Inc. (a)                                     700            44,835
Province Healthcare Co. (a)                                           900            20,115
Stewart Enterprises, Inc.,
   Class A (a)                                                      4,700            32,853
U.S. Physical Therapy, Inc. (a)                                     1,500            23,130
UnitedHealth Group, Inc.                                           10,854           955,478
WellPoint, Inc. (a)                                                 7,740           890,100
                                                                            ---------------
                                                                                  4,129,022
                                                                            ---------------

PHARMACEUTICALS--3.6%
Abbott Laboratories                                                19,500           909,675
Advancis Pharmaceutical Corp. (a)                                   5,000            19,100
BioSante Pharmaceuticals, Inc. (a)                                  3,100            16,988
Bone Care International, Inc. (a)                                   2,200            61,270
Bradley Pharmaceuticals, Inc. (a)                                   1,400            27,160
Bristol-Myers Squibb Co.                                           10,817           277,132
Caraco Pharmaceutical Laboratories
   Ltd. (a)                                                         1,300            12,415
DepoMed, Inc. (a)                                                   9,100            49,140
DOV Pharmaceutical, Inc. (a)                                        3,700            66,785
Elan Corp. PLC, ADR (a)                                             2,800            76,300
Endo Pharmaceuticals Holdings,
   Inc. (a)                                                         2,270            47,716
GlaxoSmithKline PLC                                                30,450           713,165

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
Johnson & Johnson                                                  43,934   $     2,786,294
Medicis Pharmaceutical Corp.,
   Class A                                                          3,330           116,916
Merck & Co., Inc.                                                  13,050           419,427
Nektar Therapeutics (a)                                             5,470           110,713
Novartis AG, ADR                                                   18,600           940,044
Novartis AG, Registered Shares                                     17,550           880,597
Noven Pharmaceuticals, Inc. (a)                                     2,800            47,768
Perrigo Co.                                                         1,500            25,905
Pfizer, Inc.                                                       44,660         1,200,907
Renovis, Inc. (a)                                                   3,700            53,206
Salix Pharmaceuticals Ltd. (a)                                      3,400            59,806
Taro Pharmaceuticals Industries
   Ltd. (a)                                                         1,300            44,239
Teva Pharmaceutical Industries
   Ltd., ADR                                                       39,040         1,165,734
                                                                            ---------------
                                                                                 10,128,402
                                                                            ---------------

INDUSTRIAL--8.4%
AEROSPACE & DEFENSE--1.1%
AAR Corp. (a)                                                       2,086            28,411
Alliant Techsystems, Inc. (a)                                         800            52,304
DRS Technologies, Inc. (a)                                          2,100            89,691
Esterline Technologies Corp. (a)                                    1,500            48,975
General Dynamics Corp.                                              7,414           775,504
Goodrich Corp.                                                      2,600            84,864
Herley Industries, Inc. (a)                                         1,000            20,340
Kaman Corp., Class A                                                1,900            24,035
L-3 Communications Holdings, Inc.                                     520            38,085
Ladish Co., Inc. (a)                                                2,100            24,129
Northrop Grumman Corp.                                                600            32,616
Precision Castparts Corp.                                             800            52,544
Raytheon Co.                                                        8,764           340,306
United Defense Industries, Inc. (a)                                 1,100            51,975
United Technologies Corp.                                          14,345         1,482,556
                                                                            ---------------
                                                                                  3,146,335
                                                                            ---------------

AIR FREIGHT & LOGISTICS--0.4%
C.H. Robinson Worldwide, Inc.                                         970            53,855
EGL, Inc. (a)                                                       2,400            71,736
Expeditors International of
   Washington, Inc.                                                   780            43,586
HUB Group, Inc., Class A (a)                                        1,150            60,053
Ryder System, Inc.                                                    600            28,662
United Parcel Service, Inc., Class B                                9,500           811,870
UTI Worldwide, Inc.                                                 1,000            68,020
                                                                            ---------------
                                                                                  1,137,782
                                                                            ---------------

AIRLINES--0.0%
MAIR Holdings, Inc. (a)                                             1,200            11,040
Skywest, Inc.                                                       1,500            30,090
                                                                            ---------------
                                                                                     41,130
                                                                            ---------------

BUILDING PRODUCTS--0.3%
American Standard Companies,
   Inc. (a)                                                        19,700           814,004
Masco Corp.                                                         1,080            39,452
NCI Building Systems, Inc. (a)                                      1,100            41,250
                                                                            ---------------
                                                                                    894,706
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--1.4%
ABM Industries, Inc.                                                1,600   $        31,552
Adesa, Inc.                                                         1,600            33,952
Angelica Corp.                                                        900            24,345
Avery Dennison Corp.                                                  700            41,979
Brink's Co.                                                         4,200           165,984
Casella Waste Systems, Inc.,
   Class A (a)                                                      3,200            46,848
Cendant Corp.                                                      39,366           920,377
Century Business Services, Inc. (a)                                 1,954             8,520
ChoicePoint, Inc. (a)                                               2,310           106,237
Cintas Corp.                                                          870            38,158
Consolidated Graphics, Inc. (a)                                     1,500            68,850
Corporate Executive Board Co.                                       2,590           173,375
Danka Business Systems PLC,
   ADR (a)                                                          2,100             6,636
Educate, Inc. (a)                                                   4,100            54,284
Education Management Corp. (a)                                      1,780            58,758
Electro Rent Corp.                                                    600             8,538
Healthcare Services Group, Inc.                                     1,850            38,554
Imagistics International, Inc. (a)                                  1,600            53,856
Laureate Education, Inc. (a)                                        1,400            61,726
Manpower, Inc.                                                      3,960           191,268
MDC Partners, Inc., Class A (a)                                     4,300            46,397
Navigant Consulting, Inc. (a)                                       2,400            63,840
NCO Group, Inc. (a)                                                 3,000            77,550
Republic Services, Inc.                                             5,234           175,548
Robert Half International, Inc.                                     1,480            43,556
Secom Co., Ltd.                                                    16,000           639,653
Sourcecorp, Inc. (a)                                                1,000            19,110
TeleTech Holdings, Inc. (a)                                         2,600            25,194
Waste Management, Inc.                                             23,932           716,524
                                                                            ---------------
                                                                                  3,941,169
                                                                            ---------------

CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co., NV,
   N.Y. Registered Shares                                           1,500            60,000
Comfort Systems USA, Inc. (a)                                       3,300            25,344
Dycom Industries, Inc. (a)                                          1,500            45,780
EMCOR Group, Inc. (a)                                                 500            22,590
Fluor Corp.                                                           600            32,706
Jacobs Engineering Group, Inc. (a)                                  1,490            71,207
MasTec, Inc. (a)                                                      600             6,066
Quanta Services, Inc. (a)                                           1,000             8,000
Washington Group International,
   Inc. (a)                                                           900            37,125
                                                                            ---------------
                                                                                    308,818
                                                                            ---------------

ELECTRICAL EQUIPMENT--0.6%
AMETEK, Inc.                                                        1,700            60,639
C&D Technologies, Inc.                                              1,500            25,560
Genlyte Group, Inc. (a)                                               600            51,408
Hubbell, Inc., Class B                                                800            41,840
Plug Power, Inc. (a)                                                7,600            46,436
Powell Industries, Inc. (a)                                           500             9,245
Rockwell Automation, Inc.                                          15,100           748,205
Ushio, Inc.                                                        11,000           204,718
Vestas Wind Systems A/S (a)                                        43,000           532,057
Woodward Governor Co.                                                 600            42,966
                                                                            ---------------
                                                                                  1,763,074
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
INDUSTRIAL CONGLOMERATES--2.2%
Carlisle Companies, Inc.                                            1,400   $        90,888
General Electric Co.                                               82,445         3,009,242
Siemens AG, Registered Shares                                       5,900           498,154
Textron, Inc.                                                      13,206           974,603
Tyco International Ltd.                                            46,370         1,657,264
                                                                            ---------------
                                                                                  6,230,151
                                                                            ---------------

MACHINERY--1.6%
AGCO Corp. (a)                                                      2,000            43,780
Alamo Group, Inc.                                                     600            16,296
Atlas Copco AB, Class A                                             7,079           318,586
Briggs & Stratton Corp.                                             1,100            45,738
Caterpillar, Inc.                                                   3,200           312,032
Cuno, Inc. (a)                                                      1,100            65,340
Deere & Co.                                                         9,786           728,079
Dover Corp.                                                         1,100            46,134
Eaton Corp.                                                         6,893           498,778
EnPro Industries, Inc. (a)                                          1,700            50,269
Harsco Corp.                                                        1,100            61,314
Ingersoll-Rand Co., Class A                                         9,500           762,850
ITT Industries, Inc.                                                7,100           599,595
Kadant, Inc. (a)                                                    1,500            30,750
Navistar International Corp. (a)                                    3,000           131,940
Parker Hannifin Corp.                                                 800            60,592
RAE Systems, Inc. (a)                                               3,300            24,090
Robbins & Myers, Inc.                                               1,486            35,411
Tecumseh Products Co., Class A                                        600            28,680
Volvo AB, Class B                                                  14,800           585,170
Wabash National Corp. (a)                                           1,800            48,474
                                                                            ---------------
                                                                                  4,493,898
                                                                            ---------------

ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                                  1,800            85,158
CNF, Inc.                                                           1,200            60,120
Covenant Transport, Inc.,
   Class A (a)                                                      1,100            22,902
Dollar Thrifty Automotive Group,
   Inc. (a)                                                           900            27,180
East Japan Railway Co.                                                157           871,967
Genesee & Wyoming, Inc.,
   Class A (a)                                                      2,371            66,696
Heartland Express, Inc.                                             3,100            69,657
Sirva, Inc. (a)                                                     2,400            46,128
U.S. Xpress Enterprises, Inc.,
   Class A (a)                                                        600            17,580
Werner Enterprises, Inc.                                            1,800            40,752
                                                                            ---------------
                                                                                  1,308,140
                                                                            ---------------

TRADING COMPANIES & DISTRIBUTORS--0.2%
Aceto Corp.                                                         2,600            49,504
Hughes Supply, Inc.                                                 1,602            51,825
Mitsubishi Corp.                                                   44,000           566,470
Watsco, Inc.                                                        1,700            59,874
                                                                            ---------------
                                                                                    727,673
                                                                            ---------------

INFORMATION TECHNOLOGY--9.8%
COMMUNICATIONS EQUIPMENT--1.7%
Anaren, Inc. (a)                                                    2,000            25,920
Andrew Corp. (a)                                                    7,000   $        95,410
Avaya, Inc. (a)                                                    21,000           361,200
Avocent Corp. (a)                                                     920            37,279
Belden CDT, Inc.                                                      950            22,040
Black Box Corp.                                                       600            28,812
Cisco Systems, Inc. (a)                                            85,700         1,654,010
Comverse Technology, Inc. (a)                                       3,070            75,062
F5 Networks, Inc. (a)                                               1,400            68,208
Finisar Corp. (a)                                                  11,500            26,220
Foundry Networks, Inc. (a)                                          4,400            57,904
Harris Corp.                                                          600            37,074
Inter-Tel, Inc.                                                     1,993            54,568
Juniper Networks, Inc. (a)                                          2,070            56,283
NMS Communications Corp. (a)                                        5,300            33,443
Nokia Oyj, ADR                                                     61,185           958,769
Polycom, Inc. (a)                                                   2,320            54,102
QUALCOMM, Inc.                                                     14,540           616,496
Telefonaktiebolaget LM
   Ericsson (a)                                                   138,199           439,083
Tellabs, Inc. (a)                                                   7,100            60,989
Tollgrade Communications, Inc. (a)                                  1,600            19,584
                                                                            ---------------
                                                                                  4,782,456
                                                                            ---------------

COMPUTERS & PERIPHERALS--1.9%
ActivCard Corp. (a)                                                 2,300            20,470
Advanced Digital Information
   Corp. (a)                                                          500             5,010
Apple Computer, Inc. (a)                                              900            57,960
Applied Films Corp. (a)                                             2,200            47,432
Cray, Inc. (a)                                                      7,900            36,814
Dell, Inc. (a)                                                     25,460         1,072,884
Electronics for Imaging, Inc. (a)                                     500             8,705
EMC Corp. (a)                                                      22,500           334,575
Hypercom Corp. (a)                                                  3,000            17,760
Imation Corp.                                                         300             9,549
Innovex, Inc. (a)                                                   1,900            10,355
Intergraph Corp. (a)                                                  561            15,108
International Business Machines
   Corp.                                                           21,323         2,102,021
Lexmark International, Inc.,
   Class A (a)                                                     17,006         1,445,510
PalmSource, Inc. (a)                                                3,200            40,768
Pinnacle Systems, Inc. (a)                                          5,300            32,330
SanDisk Corp. (a)                                                   3,300            82,401
                                                                            ---------------
                                                                                  5,339,652
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilysys, Inc.                                                      1,200            20,568
Amphenol Corp., Class A (a)                                         3,300           121,242
Anixter International, Inc.                                         2,000            71,980
Arrow Electronics, Inc. (a)                                         2,600            63,180
AU Optronics Corp., ADR                                            33,200           475,424
AVX Corp.                                                           3,600            45,360
Benchmark Electronics, Inc. (a)                                       750            25,575
Brightpoint, Inc. (a)                                               2,300            44,942
CDW Corp.                                                             530            35,165
Checkpoint Systems, Inc. (a)                                        1,500            27,075
FLIR Systems, Inc. (a)                                                620            39,550

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
Global Imaging Systems, Inc. (a)                                    2,100   $        82,950
Hoya Corp.                                                          3,500           395,165
Identix, Inc. (a)                                                   2,900            21,402
Itron, Inc. (a)                                                     2,800            66,948
Littelfuse, Inc. (a)                                                1,900            64,904
MTS Systems Corp.                                                   1,100            37,191
NU Horizons Electronics Corp. (a)                                   2,500            19,950
OSI Systems, Inc. (a)                                               3,300            74,943
Photon Dynamics, Inc. (a)                                           1,700            41,276
Planar Systems, Inc. (a)                                            1,100            12,353
Vishay Intertechnology, Inc. (a)                                    2,300            34,546
                                                                            ---------------
                                                                                  1,821,689
                                                                            ---------------

INTERNET SOFTWARE & SERVICES--0.4%
Ask Jeeves, Inc. (a)                                                2,020            54,035
Corillian Corp. (a)                                                11,600            57,072
Digital River, Inc. (a)                                             1,400            58,254
Digitas, Inc. (a)                                                   7,860            75,063
Equinix, Inc. (a)                                                   1,200            51,288
Keynote Systems, Inc. (a)                                           1,900            26,448
Retek, Inc. (a)                                                    11,300            69,495
Stellent, Inc. (a)                                                  1,800            15,876
TeleCommunication Systems, Inc.,
   Class A (a)                                                      7,700            25,710
VeriSign, Inc. (a)                                                    900            30,168
Yahoo! Inc. (a)                                                    19,580           737,775
                                                                            ---------------
                                                                                  1,201,184
                                                                            ---------------

IT SERVICES--0.7%
Accenture Ltd., Class A (a)                                        27,373           739,071
Acxiom Corp.                                                        1,500            39,450
Affiliated Computer Services, Inc.,
   Class A (a)                                                      1,700           102,323
Automatic Data Processing, Inc.                                     5,400           239,490
Cognizant Technology Solutions
   Corp., Class A (a)                                               9,930           420,337
Computer Horizons Corp. (a)                                         2,700            10,287
DST Systems, Inc. (a)                                                 700            36,484
Inforte Corp. (a)                                                   1,900            14,972
Iron Mountain, Inc. (a)                                             2,410            73,481
Lightbridge, Inc. (a)                                               2,500            15,100
MAXIMUS, Inc. (a)                                                   2,000            62,240
MPS Group, Inc. (a)                                                 5,600            68,656
SunGard Data Systems, Inc. (a)                                      1,318            37,339
                                                                            ---------------
                                                                                  1,859,230
                                                                            ---------------

OFFICE ELECTRONICS--0.2%
Canon, Inc.                                                         3,000           161,988
Xerox Corp. (a)                                                    28,021           476,637
Zebra Technologies Corp.,
   Class A (a)                                                      1,350            75,978
                                                                            ---------------
                                                                                    714,603
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--2.3%
Advanced Micro Devices (a)                                          4,160            91,603
Altera Corp. (a)                                                   28,250           584,775
ARM Holdings PLC                                                  140,100           296,710
August Technology Corp. (a)                                         3,100            32,643
Broadcom Corp., Class A (a)                                         2,890            93,289
Brooks Automation, Inc. (a)                                         4,400   $        75,768
Cypress Semiconductor Corp. (a)                                     4,200            49,266
DSP Group, Inc. (a)                                                 1,400            31,262
Entegris, Inc. (a)                                                  7,500            74,625
Exar Corp. (a)                                                      1,500            21,285
FEI Co. (a)                                                         2,600            54,600
Freescale Semiconductor, Inc. (a)                                   1,832            33,635
Integrated Circuit Systems, Inc. (a)                                1,300            27,196
Intel Corp.                                                        59,940         1,401,997
IXYS Corp. (a)                                                      6,100            62,952
Leadis Technology, Inc. (a)                                         3,100            33,015
Linear Technology Corp.                                             5,830           225,971
Marvell Technology Group Ltd. (a)                                   2,180            77,325
Microchip Technology, Inc.                                          8,320           221,811
Mykrolis Corp. (a)                                                  3,600            51,012
National Semiconductor Corp.                                        1,530            27,463
Nikon Corp.                                                        56,000           692,400
NVIDIA Corp. (a)                                                    2,760            65,026
Pericom Semiconductor Corp. (a)                                     1,500            14,145
Samsung Electronics Co., Ltd.,
   GDR (b)                                                          1,425           312,075
Samsung Electronics Co., Ltd.,
   GDR, Registered Shares                                           3,585           785,115
Silicon Image, Inc. (a)                                             3,200            52,672
Silicon Laboratories, Inc. (a)                                      2,520            88,981
Silicon Storage Technology, Inc. (a)                                6,700            39,865
Teradyne, Inc. (a)                                                  9,400           160,458
Texas Instruments, Inc.                                            24,500           603,190
Ultratech, Inc. (a)                                                 3,300            62,205
Zoran Corp. (a)                                                     4,400            50,952
                                                                            ---------------
                                                                                  6,495,287
                                                                            ---------------

SOFTWARE--2.0%
Activision, Inc. (a)                                                2,378            47,988
Amdocs Ltd. (a)                                                    11,640           305,550
Ascential Software Corp. (a)                                        1,900            30,989
BMC Software, Inc. (a)                                              3,060            56,916
Business Objects SA, ADR (a)                                          900            22,806
Cadence Design Systems, Inc. (a)                                    2,100            29,001
Captaris, Inc. (a)                                                  4,300            22,188
Captiva Software Corp. (a)                                          4,300            43,860
Check Point Software Technologies
   Ltd. (a)                                                         2,930            72,166
Citrix Systems, Inc. (a)                                            3,150            77,270
Dassault Systemes SA                                                4,300           216,083
Epicor Software Corp. (a)                                           3,200            45,088
FileNET Corp. (a)                                                   1,700            43,792
Hyperion Solutions Corp. (a)                                        1,870            87,179
Internet Security Systems, Inc. (a)                                 1,500            34,875
Lawson Software, Inc. (a)                                           1,900            13,053
Magma Design Automation,
   Inc. (a)                                                         3,400            42,704
Manhattan Associates, Inc. (a)                                      1,800            42,984
Mercury Interactive Corp. (a)                                       2,080            94,744
Micromuse, Inc. (a)                                                12,700            70,485
Microsoft Corp.                                                   113,624         3,034,897
MSC.Software Corp. (a)                                              2,500            26,175
Novell, Inc. (a)                                                    5,600            37,800

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
OpenTV Corp., Class A (a)                                          10,000   $        38,400
Oracle Corp. (a)                                                   32,240           442,333
PLATO Learning, Inc. (a)                                            3,800            28,310
SAP AG, ADR                                                         7,600           335,996
ScanSoft, Inc. (a)                                                  7,300            30,587
SeaChange International, Inc. (a)                                     100             1,744
Shanda Interactive Entertainment
   Ltd., ADS (a)                                                      600            25,500
Sybase, Inc. (a)                                                    1,100            21,945
Take-Two Interactive Software,
   Inc. (a)                                                         1,200            41,748
Transaction Systems Architects, Inc.,
   Class A (a)                                                      1,800            35,730
VERITAS Software Corp. (a)                                          2,420            69,091
Verity, Inc. (a)                                                    2,800            36,736
                                                                            ---------------
                                                                                  5,606,713
                                                                            ---------------

MATERIALS--2.4%
CHEMICALS--1.1%
Air Products & Chemicals, Inc.                                     19,124         1,108,618
BOC Group PLC                                                      21,500           409,391
Cytec Industries, Inc.                                                700            35,994
Eastman Chemical Co.                                                1,800           103,914
Engelhard Corp.                                                     1,800            55,206
HB Fuller Co.                                                         800            22,808
International Flavors & Fragrances,
   Inc                                                              2,000            85,680
Kaneka Corp.                                                       35,000           394,019
Landec Corp. (a)                                                    6,100            41,724
LESCO, Inc. (a)                                                       100             1,289
Lubrizol Corp.                                                      3,400           125,324
Minerals Technologies, Inc.                                           600            40,020
Potash Corp. of Saskatchewan, Inc.                                  1,830           152,000
PPG Industries, Inc.                                                  800            54,528
Praxair, Inc.                                                       2,400           105,960
Schulman (A.), Inc.                                                 1,100            23,551
Sensient Technologies Corp.                                         1,100            26,389
Shin-Etsu Chemical Co., Ltd.                                        8,600           352,054
Stepan Co.                                                          1,000            24,360
UAP Holding Corp. (a)                                               4,300            74,261
                                                                            ---------------
                                                                                  3,237,090
                                                                            ---------------

CONSTRUCTION MATERIALS--0.3%
Eagle Materials, Inc.                                                 700            60,445
Florida Rock Industries, Inc.                                         500            29,765
Holcim Ltd., Registered Shares                                      6,407           384,359
Lafarge SA                                                          3,945           379,389
                                                                            ---------------
                                                                                    853,958
                                                                            ---------------

CONTAINERS & PACKAGING--0.1%
AptarGroup, Inc.                                                      600            31,668
Bemis Co., Inc.                                                     1,400            40,726
Crown Holdings, Inc. (a)                                            5,000            68,700
Greif, Inc., Class A                                                1,100            61,600
Packaging Corp. of America                                          3,400            80,070
Pactiv Corp. (a)                                                    2,300            58,167
                                                                            ---------------
                                                                                    340,931
                                                                            ---------------

METALS & MINING--0.2%
Allegheny Technologies, Inc.                                        1,380   $        29,905
AMCOL International Corp.                                           2,500            50,225
Carpenter Technology Corp.                                          1,500            87,690
Coeur d'Alene Mines Corp. (a)                                       6,000            23,580
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                                    1,080            41,288
Inco Ltd. (a)                                                       1,840            67,675
Metal Management, Inc.                                              2,100            56,427
Peabody Energy Corp.                                                1,570           127,029
Phelps Dodge Corp.                                                    720            71,222
RTI International Metals, Inc. (a)                                  2,000            41,080
Steel Technologies, Inc.                                            1,600            44,016
                                                                            ---------------
                                                                                    640,137
                                                                            ---------------

PAPER & FOREST PRODUCTS--0.7%
Bowater, Inc.                                                       2,280           100,252
Georgia-Pacific Corp.                                               2,700           101,196
Glatfelter                                                          2,400            36,672
International Paper Co.                                             1,910            80,220
MeadWestvaco Corp.                                                 28,050           950,615
Mercer International, Inc. (a)                                      2,900            30,885
Neenah Paper, Inc. (a)                                                350            11,410
Weyerhaeuser Co.                                                    7,674           515,846
                                                                            ---------------
                                                                                  1,827,096
                                                                            ---------------

TELECOMMUNICATION SERVICES--2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
BellSouth Corp.                                                    17,403           483,629
North Pittsburgh Systems, Inc.                                      1,100            27,203
SBC Communications, Inc.                                           50,684         1,306,127
SpectraSite, Inc. (a)                                                 500            28,950
Telefonica SA                                                      33,033           619,408
Telenor ASA                                                        61,500           556,181
Verizon Communications, Inc.                                       27,089         1,097,375
                                                                            ---------------
                                                                                  4,118,873
                                                                            ---------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
American Tower Corp., Class A (a)                                   1,880            34,592
Cosmote Mobile Telecommunications
   SA                                                              16,200           323,000
Crown Castle International
   Corp. (a)                                                        4,970            82,701
Millicom International Cellular
   SA (a)                                                           1,780            40,459
Mobile Telesystems, ADR                                               400            55,404
Nextel Partners, Inc., Class A (a)                                  2,660            51,976
NTT DoCoMo, Inc.                                                      389           715,623
Price Communications Corp. (a)                                      1,585            29,465
Telephone and Data Systems, Inc.                                    1,700           130,815
VimpelCom, ADR (a)                                                  1,160            41,922
Vodafone Group PLC                                                105,200           284,797
Western Wireless Corp., Class A (a)                                 2,330            68,269
                                                                            ---------------
                                                                                  1,859,023
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
UTILITIES--1.6%
ELECTRIC UTILITIES--1.5%
ALLETE, Inc.                                                        1,233   $        45,313
American Electric Power Co., Inc.                                  19,673           675,571
Central Vermont Public Service
   Corp                                                             1,600            37,216
CH Energy Group, Inc.                                               1,000            48,050
Edison International                                                2,000            64,060
El Paso Electric Co. (a)                                            1,800            34,092
Entergy Corp.                                                       9,262           626,018
Exelon Corp.                                                       13,541           596,752
Maine & Maritimes Corp.                                               400            10,540
MGE Energy, Inc.                                                      600            21,618
Otter Tail Corp.                                                      900            22,977
PG&E Corp. (a)                                                      9,703           322,916
PPL Corp.                                                             800            42,624
Progress Energy, Inc.                                               2,100            95,004
Puget Energy, Inc.                                                  1,700            41,990
Reliant Energy, Inc. (a)                                            2,800            38,220
TXU Corp.                                                          21,857         1,411,088
                                                                            ---------------
                                                                                  4,134,049
                                                                            ---------------

GAS UTILITIES--0.0%
Cascade Natural Gas Corp.                                             700            14,840
Northwest Natural Gas Co.                                             600            20,244
WGL Holdings, Inc.                                                    600            18,504
                                                                            ---------------
                                                                                     53,588
                                                                            ---------------

MULTI-UTILITIES & UNREGULATED POWER--0.1%
Constellation Energy Group                                          1,800            78,678
Energy East Corp.                                                   2,100            56,028
                                                                            ---------------
                                                                                    134,706
                                                                            ---------------

WATER UTILITIES--0.0%
Nalco Holding Co. (a)                                               2,800            54,656
                                                                            ---------------
TOTAL COMMON STOCKS
   (cost of $150,464,060)                                                       186,438,181
                                                                            ---------------

                                                                PAR
                                                          ---------------
CORPORATE FIXED-INCOME
BONDS & NOTES--14.0%
BASIC MATERIALS--0.6%
CHEMICALS--0.2%
Airgas, Inc.
   6.250% 07/15/14                                        $         5,000             5,106
   9.125% 10/01/11                                                140,000           156,975
Equistar Chemical LP
   10.125% 09/01/08                                                60,000            69,150
Equistar Chemicals LP
   10.625% 05/01/11                                                15,000            17,381
Ethyl Corp.
   8.875% 05/01/10                                                 70,000            77,350
MacDermid, Inc.
   9.125% 07/15/11                                                 80,000            88,800
Nalco Co.
   7.750% 11/15/11                                                 90,000            96,863
                                                                            ---------------
                                                                                    511,625
                                                                            ---------------

                                                                PAR              VALUE
                                                          ---------------   ---------------
FOREST PRODUCTS & PAPER--0.4%
Boise Cascade LLC
   7.125% 10/15/14 (b)                                    $       150,000   $       158,625
Westvaco Corp.
   8.200% 01/15/30                                                690,000           857,360
                                                                            ---------------
                                                                                  1,015,985
                                                                            ---------------

IRON/STEEL--0.0%
Russel Metals, Inc.
   6.375% 03/01/14                                                 80,000            81,200
                                                                            ---------------

COMMUNICATIONS--2.1%
ADVERTISING--0.2%
Lamar Media Corp.
   7.250% 01/01/13                                                275,000           297,344
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (b)                                           250,000           296,875
                                                                            ---------------
                                                                                    594,219
                                                                            ---------------

MEDIA--0.7%
Comcast Corp.
   7.050% 03/15/33                                                600,000           687,156
Dex Media West LLC
   5.875% 11/15/11(b)                                             160,000           159,200
DirecTV Holdings LLC
   8.375% 03/15/13                                                210,000           235,462
EchoStar DBS Corp.
   5.750% 10/01/08                                                210,000           213,150
   6.625% 10/01/14 (b)                                             90,000            91,350
Emmis Operating Co.
   6.875% 05/15/12                                                 45,000            46,913
LIN Television Corp.
   6.500% 05/15/13                                                175,000           180,031
Rogers Cable, Inc.
   6.250% 06/15/13                                                150,000           150,750
   7.875% 05/01/12                                                 30,000            32,850
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                                135,000           147,150
                                                                            ---------------
                                                                                  1,944,012
                                                                            ---------------

TELECOMMUNICATIONS--1.2%
MCI, Inc.
   6.908% 05/01/07                                                 46,000            47,265
   7.688% 05/01/09                                                 46,000            47,725
   8.735% 05/01/14                                                 39,000            42,120
Nextel Communications, Inc.
   5.950% 03/15/14                                                 45,000            46,687
   7.375% 08/01/15                                                250,000           276,562
Rogers Wireless, Inc.
   7.500% 03/15/15 (b)                                             70,000            74,025
   8.000% 12/15/12 (b)                                            145,000           153,338
SBC Communications, Inc.
   5.750% 05/02/06                                              1,250,000         1,290,050
Sprint Capital Corp.
   6.125% 11/15/08                                                475,000           509,271
Verizon Global Funding Corp.
   7.750% 12/01/30                                                750,000           929,798
                                                                            ---------------
                                                                                  3,416,841
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR             VALUE
                                                          ---------------   ---------------
CONSUMER CYCLICAL--1.9%
AIRLINES--0.6%
Continental Airlines, Inc.
   7.461% 04/01/15                                        $       405,008   $       392,858
United Air Lines, Inc.
   7.032% 10/01/10 (c)                                          1,372,048         1,238,273
   9.200% 03/22/08 (d)                                            507,021           203,442
                                                                            ---------------
                                                                                  1,834,573
                                                                            ---------------

AUTO MANUFACTURERS--0.1%
General Motors Corp.
   7.125% 07/15/13                                                150,000           152,975
                                                                            ---------------

ENTERTAINMENT--0.1%
Cinemark USA, Inc.
   9.000% 02/01/13                                                150,000           171,375
Speedway Motorsports, Inc.
   6.750% 06/01/13                                                150,000           158,250
Warner Music Group
   7.375% 04/15/14 (b)                                             75,000            76,875
                                                                            ---------------
                                                                                    406,500
                                                                            ---------------

HOME BUILDERS--0.2%
KB Home
   8.625% 12/15/08                                                225,000           254,250
Toll Corp.
   8.250% 12/01/11                                                205,000           226,525
                                                                            ---------------
                                                                                    480,775
                                                                            ---------------

LEISURE TIME--0.1%
K2, Inc.
   7.375% 07/01/14 (b)                                             75,000            82,313
Royal Caribbean Cruises
   6.750% 03/15/08                                                 50,000            53,500
   6.875% 12/01/13                                                 50,000            54,125
   8.750% 02/02/11                                                180,000           212,850
                                                                            ---------------
                                                                                    402,788
                                                                            ---------------

LODGING--0.6%
Harrah's Operating Co., Inc.
   7.875% 12/15/05                                                275,000           286,344
Kerzner International
   8.875% 08/15/11                                                 95,000           104,025
MGM Mirage, Inc.
   6.000% 10/01/09                                                 65,000            66,950
   9.750% 06/01/07                                                210,000           233,625
Park Place Entertainment Corp.
   8.875% 09/15/08                                                 25,000            28,376
   9.375% 02/15/07                                                245,000           269,512
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875% 05/01/12                                                150,000           171,000
Station Casinos, Inc.
   6.500% 02/01/14                                                290,000           297,975
Wynn Las Vegas LLC
   6.625% 12/01/14 (b)                                            115,000           113,850
                                                                            ---------------
                                                                                  1,571,657
                                                                            ---------------

RETAIL--0.2%
AutoNation, Inc.
   9.000% 08/01/08                                                135,000           153,900
Domino's, Inc.
   8.250% 07/01/11                                        $        75,000   $        82,031
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                                 65,000            70,200
Group 1 Automotive, Inc.
   8.250% 08/15/13                                                 55,000            58,644
Suburban Propane Partners
   6.875% 12/15/13                                                 85,000            86,700
                                                                            ---------------
                                                                                    451,475
                                                                            ---------------

TOYS/GAMES/HOBBIES--0.0%
Hasbro, Inc.
   6.150% 07/15/08                                                125,000           132,656
                                                                            ---------------

CONSUMER NON-CYCLICAL--1.9%
BEVERAGES--0.2%
Constellation Brands, Inc.
   8.125% 01/15/12                                                275,000           300,437
Cott Beverages, Inc.
   8.000% 12/15/11                                                275,000           298,719
                                                                            ---------------
                                                                                    599,156
                                                                            ---------------

COMMERCIAL SERVICES--0.2%
Corrections Corp. of America
   7.500% 05/01/11                                                200,000           214,000
Iron Mountain, Inc.
   7.750% 01/15/15                                                 10,000            10,100
   8.625% 04/01/13                                                205,000           217,812
United Rentals, Inc.
   7.750% 11/15/13                                                160,000           157,600
                                                                            ---------------
                                                                                    599,512
                                                                            ---------------

COSMETICS/PERSONAL CARE--0.3%
Procter & Gamble Co.
   4.750% 06/15/07                                                750,000           772,928
                                                                            ---------------

HEALTHCARE SERVICES--1.0%
Extendicare Health Services, Inc.
   6.875% 05/01/14                                                 35,000            35,700
   9.500% 07/01/10                                                 15,000            16,800
HCA, Inc.
   6.950% 05/01/12                                                175,000           183,932
   7.125% 06/01/06                                                900,000           936,072
Province Healthcare Co.
   7.500% 06/01/13                                                175,000           196,219
Select Medical Corp.
   9.500% 06/15/09                                                200,000           214,250
Tenet Healthcare Corp.
   5.375% 11/15/06                                              1,125,000         1,127,812
Triad Hospitals, Inc.
   7.000% 05/15/12                                                200,000           210,500
   7.000% 11/15/13                                                 45,000            45,900
                                                                            ---------------
                                                                                  2,967,185
                                                                            ---------------

HOUSEHOLD PRODUCTS/WARES--0.0%
Church & Dwight Co., Inc.
   6.000% 12/15/12 (b)                                              5,000             5,100
Scotts Co.
   6.625% 11/15/13                                                 50,000            52,750
                                                                            ---------------
                                                                                     57,850
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
PHARMACEUTICALS--0.2%
AmerisourceBergen Corp.
   8.125% 09/01/08                                        $       190,000   $       211,375
Omnicare, Inc.
   8.125% 03/15/11                                                225,000           241,313
                                                                            ---------------
                                                                                    452,688
                                                                            ---------------

ENERGY--1.6%
COAL--0.2%
Arch Western Finance LLC
   7.500% 07/01/13                                                255,000           263,287
Peabody Energy Corp.
   6.875% 03/15/13                                                300,000           325,500
                                                                            ---------------
                                                                                    588,787
                                                                            ---------------

OIL & GAS--1.1%
Chesapeake Energy Corp.
   6.375% 06/15/15 (b)                                            100,000           103,250
   7.500% 09/15/13                                                165,000           179,850
Devon Financing Corp.
   6.875% 09/30/11                                                700,000           791,105
Newfield Exploration Co.
   6.625% 09/01/14 (b)                                            215,000           227,900
Nexen, Inc.
   7.875% 03/15/32                                                750,000           934,095
Pemex Project Funding Master Trust
   7.875% 02/01/09                                                300,000           336,300
Plains Exploration & Production Co.
   7.125% 06/15/14                                                130,000           143,000
Pride International, Inc.
   7.375% 07/15/14                                                135,000           147,488
Vintage Petroleum, Inc.
   7.875% 05/15/11                                                150,000           159,375
                                                                            ---------------
                                                                                  3,022,363
                                                                            ---------------

OIL & GAS SERVICES--0.2%
Grant Prideco, Inc.
   9.625% 12/01/07                                                270,000           302,400
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14(b)                                              85,000            85,000
Universal Compression, Inc.
   7.250% 05/15/10                                                150,000           160,500
                                                                            ---------------
                                                                                    547,900
                                                                            ---------------

PIPELINES--0.1%
Markwest Energy Partners
   6.875% 11/01/14(b)                                              75,000            76,125
Williams Companies, Inc.
   7.125% 09/01/11                                                 20,000            21,850
   8.125% 03/15/12                                                130,000           150,475
                                                                            ---------------
                                                                                    248,450
                                                                            ---------------

FINANCIALS--3.6%
BANKS--0.7%
HSBC Capital Funding LP
   9.547% 06/30/10 (b)(e)                                       1,000,000         1,228,790
Rabobank Capital Funding II
   5.260% 12/31/13 (b)                                            775,000           793,941
                                                                            ---------------
                                                                                  2,022,731
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--1.9%
Citicorp
   8.040% 12/15/19 (b)                                    $     1,075,000   $     1,324,841
Couche-Tard
   7.500% 12/15/13                                                155,000           166,625
Ford Motor Credit Co.
   7.375% 02/01/11                                                970,000         1,045,961
General Motors Acceptance Corp.
   6.875% 08/28/12                                                550,000           560,092
Goldman Sachs Group, Inc.
   6.600% 01/15/12                                                970,000         1,082,646
International Lease Finance Corp.
   6.375% 03/15/09                                                475,000           513,095
Morgan Stanley
   6.750% 04/15/11                                                360,000           405,432
UFJ Finance Aruba AEC
   6.750% 07/15/13                                                375,000           417,514
                                                                            ---------------
                                                                                  5,516,206
                                                                            ---------------

INSURANCE--0.9%
Florida Windstorm Underwriting
   Association
   7.125% 02/25/19 (b)                                          1,150,000         1,341,302
Prudential Insurance Co. of America
   7.650% 07/01/07 (b)                                          1,150,000         1,257,813
                                                                            ---------------
                                                                                  2,599,115
                                                                            ---------------

REITS--0.1%
iStar Financial, Inc.
   5.125% 04/01/11                                                100,000           100,963
   7.000% 03/15/08                                                 75,000            81,039
   8.750% 08/15/08                                                 35,000            39,861
                                                                            ---------------
                                                                                    221,863
                                                                            ---------------

INDUSTRIAL--1.3%
AEROSPACE & DEFENSE--0.4%
L-3 Communications Corp.
   6.125% 07/15/13                                                 15,000            15,525
   7.625% 06/15/12                                                275,000           299,062
Raytheon Co.
   8.300% 03/01/10                                                700,000           829,227
TransDigm, Inc.
   8.375% 07/15/11                                                125,000           133,750
                                                                            ---------------
                                                                                  1,277,564
                                                                            ---------------

ELECTRONICS--0.1%
Fisher Scientific International, Inc.
   6.750% 08/15/14 (b)                                            145,000           155,513
                                                                            ---------------
ENVIRONMENTAL CONTROL--0.1%
Allied Waste North America, Inc.
   9.250% 09/01/12                                                200,000           217,250
Synagro Technologies, Inc.
   9.500% 04/01/09                                                 25,000            27,250
                                                                            ---------------
                                                                                    244,500
                                                                            ---------------

HAND/MACHINE TOOLS--0.1%
Kennametal, Inc.
   7.200% 06/15/12                                                175,000           193,258
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
MACHINERY DIVERSIFIED--0.0%
Manitowoc Co., Inc.
   7.125% 11/01/13                                        $        10,000   $        10,825
Westinghouse Air Brake
   6.875% 07/31/13                                                 90,000            94,500
                                                                            ---------------
                                                                                    105,325
                                                                            ---------------

PACKAGING & CONTAINERS--0.3%
Ball Corp.
   6.875% 12/15/12                                                285,000           306,375
Owens-Brockway Glass Container
   6.750% 12/01/14 (b)                                             25,000            25,375
Owens-Illinois, Inc.
   7.350% 05/15/08                                                 70,000            73,500
   7.500% 05/15/10                                                 85,000            90,100
Silgan Holdings, Inc.
   6.750% 11/15/13                                                225,000           232,875
Smurfit-Stone Container Corp.
   7.375% 07/15/14                                                 90,000            95,400
Stone Container Corp.
   9.750% 02/01/11                                                110,000           120,450
                                                                            ---------------
                                                                                    944,075
                                                                            ---------------

TRANSPORTATION--0.3%
FedEx Corp.
   7.530% 09/23/06                                                368,974           388,171
Offshore Logistics, Inc.
   6.125% 06/15/13                                                 95,000            96,187
Teekay Shipping Corp.
   8.875% 07/15/11                                                265,000           306,738
                                                                            ---------------
                                                                                    791,096
                                                                            ---------------

TECHNOLOGY--0.1%
SEMICONDUCTORS--0.1%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                                175,000           188,125
                                                                            ---------------

UTILITIES--0.9%
ELECTRIC--0.9%
AES Corp.
   7.750% 03/01/14                                                115,000           124,631
Dominion Resources, Inc.
   6.300% 03/15/33                                                400,000           416,336
FirstEnergy Corp.
   5.500% 11/15/06                                                750,000           774,960
Nevada Power Co.
   5.875% 01/15/15 (b)                                             45,000            45,225
   6.500% 04/15/12                                                 30,000            31,537
Northwestern Corp.
   5.875% 11/01/14 (b)                                             10,000            10,200
Public Service Electric & Gas
   4.000% 11/01/08                                                675,000           677,005
Southern Power Co.
   6.250% 07/15/12                                                405,000           441,086
Texas Genco LLC
   6.875% 12/15/14 (b)                                    $        75,000   $        77,531
                                                                            ---------------
                                                                                  2,598,511
                                                                            ---------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $38,646,568)                                                         39,711,982
                                                                            ---------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS--11.9%
MORTGAGE-BACKED SECURITIES--10.6%
Federal Home Loan Mortgage Corp.
   5.000% 05/01/34 - 09/01/34                                   1,474,907         1,465,644
   5.500% 12/01/32 - 09/01/34                                   1,757,387         1,786,542
   6.500% 12/01/10 - 07/01/31                                   2,122,421         2,237,987
   7.000% 04/01/29 - 08/01/31                                      44,865            47,574
   7.500% 07/01/15 - 01/01/30                                      45,205            48,354
   8.000% 09/01/15                                                 19,060            20,232
   12.000% 07/01/20                                               136,263           152,188
Federal National Mortgage Association
   4.500% 05/01/34                                                495,104           478,844
   5.000% 07/25/15 - 08/01/33                                   8,373,813         8,478,596
   5.500% 05/01/16 - 10/01/34                                   8,552,356         8,690,249
   6.000% 04/01/16 - 07/01/31                                     133,678           139,416
   6.120% 10/01/08                                                231,316           231,399
   6.500% 08/01/31 - 12/01/31                                     616,146           646,815
   6.625% 09/15/09                                              2,595,000         2,897,510
   7.000% 07/01/31 - 12/01/32                                     513,328           544,166
   7.500% 09/01/15 - 08/01/31                                     118,214           126,380
   8.000% 04/01/30 - 05/01/30                                      24,354            26,407
Government National Mortgage Association
   3.750% 07/20/25 (e)                                             41,884            42,472
   6.000% 12/15/28 - 03/15/29                                   1,148,984         1,194,551
   6.500% 05/15/13 - 05/15/29                                     192,899           204,380
   7.000% 11/15/13 - 06/15/31                                      22,716            24,166
   7.500% 09/15/29                                                 14,934            16,043
   8.000% 03/15/26                                                551,603           600,185
   9.000% 12/15/17                                                  6,469             7,236
                                                                            ---------------
                                                                                 30,107,336
                                                                            ---------------

U.S. TREASURY NOTES & BONDS--1.3%
U.S. Treasury Bonds
   5.375% 02/15/31                                              1,100,000         1,189,461
   6.250% 08/15/23                                              1,180,000         1,381,475
U.S. Treasury Note
   4.250% 08/15/14                                              1,250,000         1,252,784
                                                                            ---------------
                                                                                  3,823,720
                                                                            ---------------

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $33,142,809)                                                         33,931,056
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
ASSET-BACKED SECURITIES--3.0%
California Infrastructure
   6.420% 12/26/09                                        $     1,200,000   $     1,280,736
Capital One Multi-Asset
   Execution Trust
   3.650% 07/15/11                                                870,000           865,511
Chase Manhattan Auto Owner Trust
   3.800% 05/15/08                                                160,714           161,428
   5.070% 02/15/08                                                 55,627            56,096
Chemical Bank Master Credit
   Card Trust I
   5.980% 09/15/08                                                150,000           153,612
Citibank Credit Card Issuance Trust
   2.900% 05/17/10                                              1,800,000         1,752,966
Consumer Funding LLC
   5.430% 04/20/15                                                510,000           540,523
Navistar Financial, Series B
   3.250% 10/15/10                                              1,700,000         1,687,437
Origen Manufactured Housing
   3.380% 08/15/17                                                550,000           539,352
Providian Gateway Master Trust
   3.350% 09/15/11 (b)                                          1,000,000           990,890
Standard Credit Card Master Trust
   6.550% 10/07/07                                                500,000           512,780
                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $8,684,200)                                                           8,541,331
                                                                            ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
American Mortgage Trust
   8.445% 09/27/22                                                 25,376            22,839
First Union Chase Commercial
   Mortgage
   6.645% 06/15/31                                                750,000           815,122
LB-UBS Commercial Mortgage
   Trust
   6.510% 12/15/26                                              3,750,000         4,139,588
Rural Housing Trust
   6.330% 04/01/26                                                 11,078            11,096
                                                                            ---------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (cost of $4,692,713)                                                           4,988,645
                                                                            ---------------

                                                               SHARES
                                                          ---------------
INVESTMENT COMPANY--0.6%
iShares Russell 1000 Value
   Index Fund                                                      25,450         1,689,116
                                                                            ---------------

TOTAL INVESTMENT COMPANY
   (cost of $1,591,692)                                                           1,689,116
                                                                            ---------------

                                                               SHARES            VALUE
                                                          ---------------   ---------------
PREFERRED STOCKS--0.3%
CONSUMER DISCRETIONARY--0.1%
MEDIA--0.1%
News Corp., Ltd., ADR                                              16,700   $       311,622
                                                                            ---------------

HEALTH CARE--0.2%
HEALTH CARE PROVIDERS & SERVICES--0.2%
Fresenius AG                                                        5,525           514,997
                                                                            ---------------
TOTAL PREFERRED STOCKS
   (cost of $892,859)                                                               826,619
                                                                            ---------------

                                                                PAR
                                                          ---------------
MUNICIPAL BOND--0.1%
Illinois State Taxable Pension
   5.100% 06/01/33 (e)                                    $       400,000           386,196
                                                                            ---------------
TOTAL MUNICIPAL BOND
   (cost of $356,343)                                                               386,196
                                                                            ---------------

                                                              SHARES
                                                          ---------------
INCOME DEPOSIT SECURITIES--0.0%
CONSUMER DISCRETIONARY--0.0%
HOTELS, RESTAURANTS & LEISURE--0.0%
Centerplate, Inc.                                                   2,000            26,460
                                                                            ---------------

CONSUMER STAPLES--0.0%
FOOD & STAPLES RETAILING--0.0%
B&G Foods, Inc. (a)                                                 1,900            28,462
                                                                            ---------------

TELECOMMUNICATION SERVICES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Otelco, Inc. (a)                                                      900            14,310
                                                                            ---------------
TOTAL INCOME DEPOSIT SECURITIES
   (cost of $72,210)                                                                 69,232
                                                                            ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--2.3%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/04, due
   01/03/05 at 1.500%, collateralized by
   U.S. Treasury Bonds and Notes
   with various maturities to 08/15/29,
   market value of $6,747,886
   (repurchase proceeds $6,594,824)                       $     6,594,000         6,594,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $6,594,000)                                                           6,594,000
                                                                            ---------------
TOTAL INVESTMENTS--99.6%
   (cost of $245,137,454) (f)                                                   283,176,358
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--0.4%                                             1,114,137
                                                                            ---------------
NET ASSETS--100.0%                                                          $   284,290,495
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $9,267,322, which represents 3.3% of net assets.
(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of December 31, 2004, the value of this security represents 0.4% of net assets.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of December 31, 2004, the value of this security represents 0.1% of net assets.
(e) Variable rate security. The interest rate shown reflects the rate as of December 31, 2004.
(f)  Cost for federal income tax purposes is $248,076,724.

At December 31, 2004, the Fund held investments in the following security types:

SECURITY TYPE (UNAUDITED)                      % OF NET ASSETS
-------------------------                      ---------------
Common Stocks                                         65.6%
Corporate Fixed-Income Bonds & Notes                  14.0
U.S. Government Agencies & Obligations                11.9
Asset-Backed Securities                                3.0
Collateralized Mortgage Obligations                    1.8
Investment Company                                     0.6
Preferred Stocks                                       0.3
Municipal Bond                                         0.1
Income Deposit Securities                              0.0
Short-Term Obligation                                  2.3
Other Assets & Liabilities, Net                        0.4
                                                     -----
                                                     100.0%
                                                     =====

            ACRONYM               NAME
            -------               ----
              ADR        American Depositary Receipt
              GDR        Global Depositary Receipt
              REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $   245,137,454
                                                                                   ---------------
Investments, at value                                                              $   283,176,358
Cash                                                                                       115,992
Foreign currency (cost of $752,124)                                                        747,959
Receivable for:
   Investments sold                                                                        287,308
   Fund shares sold                                                                            817
   Interest                                                                                918,675
   Dividends                                                                               208,067
   Foreign tax reclaim                                                                      47,083
Expense reimbursement due from Investment Advisor                                            9,683
Deferred Trustees' compensation plan                                                        11,535
                                                                                   ---------------
     TOTAL ASSETS                                                                      285,523,477
                                                                                   ---------------

LIABILITIES:
Payable for:
   Investments purchased                                                                    29,546
   Fund shares repurchased                                                                 931,749
   Investment advisory fee                                                                 107,918
   Administration fee                                                                       36,023
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                             17,926
   Trustees' fees                                                                                6
   Audit fee                                                                                30,030
   Custody fee                                                                              15,582
   Distribution fee--Class B                                                                14,576
Deferred Trustees' fees                                                                     11,535
Other liabilities                                                                           37,466
                                                                                   ---------------
     TOTAL LIABILITIES                                                                   1,232,982
                                                                                   ---------------
NET ASSETS                                                                         $   284,290,495
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   252,018,685
Undistributed net investment income                                                      6,460,071
Accumulated net realized loss                                                          (12,231,763)
Net unrealized appreciation on:
   Investments                                                                          38,038,904
   Foreign currency translations                                                             4,598
                                                                                   ---------------
NET ASSETS                                                                         $   284,290,495
                                                                                   ===============
CLASS A:
Net assets                                                                         $   216,123,490
Shares outstanding                                                                      14,572,978
                                                                                   ===============
Net asset value per share                                                          $         14.83
                                                                                   ===============
CLASS B:
Net assets                                                                         $    68,167,005
Shares outstanding                                                                       4,613,760
                                                                                   ===============
Net asset value per share                                                          $         14.77
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     3,370,687
Interest                                                                                 5,304,237
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $105,289)                   8,674,924
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                  1,292,190
Administration fee                                                                         430,730
Distribution fee--Class B                                                                  165,465
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                               182,986
Trustees' fees                                                                              12,381
Custody fee                                                                                172,319
Non-recurring costs (See Note 6)                                                            14,468
Other expenses                                                                             100,118
                                                                                   ---------------
   Total Expenses                                                                        2,378,157
Fees and expenses waived or reimbursed by Investment Advisor                               (43,225)
Fees reimbursed by Distributor--Class B                                                    (66,197)
Non-recurring costs assumed by Investment Advisor (See Note 6)                             (14,468)
Custody earnings credit                                                                     (1,641)
                                                                                   ---------------
   Net Expenses                                                                          2,252,626
                                                                                   ---------------
Net Investment Income                                                                    6,422,298
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                          15,320,929
   Foreign currency transactions                                                            44,186
                                                                                   ---------------
     Net realized gain                                                                  15,365,115
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                           4,953,035
   Foreign currency translations                                                            (8,285)
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                  4,944,750
                                                                                   ---------------
Net Gain                                                                                20,309,865
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    26,732,163
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Asset Allocation Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     6,422,298   $     6,564,997
Net realized gain on investments and foreign currency transactions                      15,365,115         3,086,332
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                 4,944,750        43,380,255
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                    26,732,163        53,031,584
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                             (5,346,117)       (6,166,140)
    Class B                                                                             (1,442,518)       (1,566,119)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                    (6,788,635)       (7,732,259)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         6,409,229         2,980,327
   Proceeds received in connection with merger                                                  --        38,966,649
   Distributions reinvested                                                              5,346,117         6,166,140
   Redemptions                                                                         (44,554,811)      (45,164,859)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                        (32,799,465)        2,948,257
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         5,905,274        12,033,030
   Distributions reinvested                                                              1,442,518         1,566,119
   Redemptions                                                                          (8,832,921)       (9,081,481)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (1,485,129)        4,517,668
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                        (34,284,594)        7,465,925
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                (14,341,066)       52,765,250
NET ASSETS:
Beginning of period                                                                    298,631,561       245,866,311
                                                                                   ---------------   ---------------
End of period (including undistributed net investment
  income of $6,460,071 and $6,588,407, respectively)                               $   284,290,495   $   298,631,561
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           466,825           235,993
   Issued in connection with merger                                                             --         3,421,128
   Issued for distributions reinvested                                                     388,526           570,939
   Redemptions                                                                          (3,219,247)       (3,658,367)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (2,363,896)          569,693
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           428,294           957,404
   Issued for distributions reinvested                                                     105,063           145,415
   Redemptions                                                                            (639,314)         (741,771)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (105,957)          361,048
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Asset Allocation Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Asset Allocation Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks high total investment return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy.

The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions, paydown reclassifications, REIT adjustments, passive foreign investment company adjustments and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

       UNDISTRIBUTED          ACCUMULATED
   NET INVESTMENT INCOME   NET REALIZED LOSS     PAID-IN CAPITAL
   ---------------------   -----------------     ---------------
       $  330,038             $ (264,185)          $ (65,853)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                DECEMBER 31,   DECEMBER 31,
                                    2004           2003
                                ------------   ------------
Distributions paid from:
     Ordinary income            $  6,788,635   $  7,732,259
     Long-term capital gains              --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM         NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------       --------------
     $ 6,805,225            $ --            $ 35,104,232

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, passive foreign investment company adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $  39,773,946
     Unrealized depreciation                  (4,674,312)
                                           -------------
       Net unrealized appreciation         $  35,099,634
                                           =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $  1,858,404
       2010                                 6,768,456
       2011                                 1,003,235
                                         ------------
                                         $  9,630,095
                                         ============

Of the capital loss carryforwards attributable to the Fund, $1,981,508 ($1,858,404 expiring 12/31/09 and $123,104 expiring 12/31/10) remain from the
Fund's merger with Galaxy VIP Asset Allocation Fund, Variable Series (See Note
7). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $15,199,100 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                0.45%
Next $500 million                               0.40%
Over $1.5 billion                               0.35%

   SUB-ADVISORY FEE--Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.064%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,744 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $166,409,427 and $185,057,578, respectively, of which $11,800,107 and $7,717,994, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $14,468 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Asset Allocation Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Balanced Fund, Variable Series. The Stein Roe Balanced Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Asset Allocation Fund as follows:

      SHARES            NET ASSETS            UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
    ---------         -------------        ---------------
    3,421,128         $  38,966,649         $ (3,492,346)

 NET ASSETS OF           NET ASSETS            NET ASSETS
   STEIN ROE           OF GALAXY VIP          OF STEIN ROE
 BALANCED FUND,       ASSET ALLOCATION       BALANCED FUND,
VARIABLE SERIES       FUND IMMEDIATELY      VARIABLE SERIES
   PRIOR TO               PRIOR TO         IMMEDIATELY AFTER
 COMBINATION            COMBINATION            COMBINATION
---------------       ----------------     -----------------
 $ 233,114,098           $ 38,966,649         $ 272,080,747

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Stein Roe Balanced Fund, Variable Series was reorganized as the Liberty Asset Allocation Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Asset Allocation Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------
                                                              2004          2003          2002          2001          2000
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    13.80    $    11.87    $    13.86    $    16.35    $    17.80
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                        0.31          0.30          0.36          0.39(b)       0.45
Net realized and unrealized gain (loss) on
   investments and foreign currency                              1.04          2.02         (1.94)        (1.86)(b)     (0.63)
                                                           ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations                            1.35          2.32         (1.58)        (1.47)        (0.18)
                                                           ----------    ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.32)        (0.39)        (0.41)        (0.45)        (0.47)
From net realized gains                                            --            --            --         (0.57)        (0.80)
                                                           ----------    ----------    ----------    ----------    ----------
     Total Distributions Declared
       to Shareholders                                          (0.32)        (0.39)        (0.41)        (1.02)        (1.27)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    14.83    $    13.80    $    11.87    $    13.86    $    16.35
                                                           ==========    ==========    ==========    ==========    ==========
Total return (c)(d)                                              9.99%(e)     20.46%(e)    (11.73)%       (9.19)%       (1.02)%

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                                     0.75%         0.75%         0.70%         0.71%         0.64%
Net investment income (f)                                        2.27%         2.43%         2.73%         2.68%(b)      2.66%
Waiver/reimbursement                                             0.02%         0.01%           --            --            --
Portfolio turnover rate                                            60%          103%          118%           57%           39%
Net assets, end of period (000's)                          $  216,123    $  233,730    $  194,327    $  279,493    $  376,183

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Liberty Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Asset Allocation Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION
Liberty Asset Allocation Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

29.26% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Federal Securities Fund, Variable Series / December 31, 2004

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Since 1993 she has managed or co-managed other funds for Columbia Management Advisors, Inc. and its predecessors.

Government bonds gained ground in 2004, benefiting from moderate economic growth and benign inflation. In this environment, the fund posted returns that were in line with its benchmark, the Citigroup Government/Mortgage Bond Index, and ahead of its peer group, the Lipper General U.S. Government Funds Category.(1) Investments in bonds with a yield advantage over Treasuries, including mortgage-backed securities, helped performance.

LONGER-TERM GOVERNMENT BONDS RETURNS PICKED UP IN SECOND HALF OF '04
Bond yields, which move in the opposite direction of bond prices, began the year by drifting lower amid weak economic growth. The yield on the 10-year Treasury, which is considered a benchmark for the government bond market, bottomed at 3.68% in mid-March, after starting the year at 4.25%. The release of strong employment numbers in the spring, however, signaled strong economic growth and possible inflation concerns ahead. As a result, the yield on the 10-year Treasury climbed to 4.87% in mid-June, leaving bond returns flat for the first half of the year.

   On June 30, the Federal Reserve Board (the Fed) raised the federal funds rate from 1.00% to 1.25%, its first such increase in four years. The federal funds rate is the target overnight interest rate at which banks lend each other money. The Fed continued to increase the federal funds rate, which ended the year at 2.25%. The impact of higher short-term rates was greatest on two-year Treasuries, which experienced a 1.25 percentage point gain in yield. The 10-year Treasury yield, however, ended the year nearly unchanged at 4.22%.

FOCUS ON MORTGAGE BONDS HELPED RETURNS
The fund's sizable commitment to sectors with a yield advantage over Treasuries gave the biggest boost to performance. Approximately 48% of the fund's net assets were in mortgage bonds, which did well as interest rates rose gradually and investor demand remained strong. Within mortgages, the fund's greatest concentration was in premium mortgage bonds with 5.5% and 6% coupons (or stated interest rates). Premium bonds usually do well if interest rates do not decline significantly. When interest rates fall sharply, more homeowners are likely to refinance or prepay their old higher rate mortgages before their due dates. When this happens, principal is returned to mortgage bondholders prematurely and they are forced to reinvest the proceeds at lower rates.

GAINS FROM OTHER NON-TREASURY SECTORS GAVE ADDED BOOST
The fund had a small stake in investment-grade corporate bonds, which performed well as the economy and corporate profits continued to grow. Asset-backed securities (ABS) and non-agency mortgage bonds--which together totaled about 11% of net assets--also helped returns. ABS are bonds backed by payments from collateral such as credit card, auto or home equity loans.

   The fund maintained a sizable but below-average stake in US Treasuries, whose returns trailed those of non-Treasury sectors. We primarily use Treasuries to manage the fund's sensitivity to interest rate changes. The fund benefited from its exposure to better performing, longer-term Treasuries.

SEARCH FOR RELATIVE VALUE IN ALL MARKET CONDITIONS
Going forward, we plan to keep a close eye on the direction of the economy and inflation, key drivers of interest rates and the bond market. Our strategy will remain focused on searching for relative value primarily in the Treasury and mortgage sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and generally moves inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------
Class A (1/1/89)                       4.15     6.85      7.11
Citigroup Government/
  Mortgage Bond Index                  4.13     7.36      7.51

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95 - 12/31/04

Class A: $19,871

                        CLASS A SHARES     CITIGROUP GOVERNMENT/MORTGAGE BOND INDEX
Jan-1995                     $  10,000                                   $   10,000
Mar-1995                     $  10,463                                   $   10,491
Jun-1995                     $  10,980                                   $   11,107
Sep-1995                     $  11,206                                   $   11,308
Dec-1995                     $  11,574                                   $   11,782
Mar-1996                     $  11,494                                   $   11,596
Jun-1996                     $  11,562                                   $   11,657
Sep-1996                     $  11,801                                   $   11,870
Dec-1996                     $  12,117                                   $   12,217
Mar-1997                     $  12,105                                   $   12,164
Jun-1997                     $  12,524                                   $   12,590
Sep-1997                     $  12,893                                   $   12,992
Dec-1997                     $  13,213                                   $   13,378
Mar-1998                     $  13,391                                   $   13,590
Jun-1998                     $  13,666                                   $   13,899
Sep-1998                     $  14,084                                   $   14,506
Dec-1998                     $  14,111                                   $   14,548
Mar-1999                     $  14,180                                   $   14,483
Jun-1999                     $  14,111                                   $   14,377
Sep-1999                     $  14,249                                   $   14,496
Dec-1999                     $  14,263                                   $   14,463
Mar-2000                     $  14,486                                   $   14,819
Jun-2000                     $  14,720                                   $   15,102
Sep-2000                     $  15,190                                   $   15,553
Dec-2000                     $  15,807                                   $   16,249
Mar-2001                     $  16,216                                   $   16,676
Jun-2001                     $  16,278                                   $   16,724
Sep-2001                     $  17,090                                   $   17,546
Dec-2001                     $  16,919                                   $   17,498
Mar-2002                     $  16,870                                   $   17,538
Jun-2002                     $  17,556                                   $   18,229
Sep-2002                     $  18,471                                   $   19,086
Dec-2002                     $  18,586                                   $   19,283
Mar-2003                     $  18,770                                   $   19,479
Jun-2003                     $  19,162                                   $   19,799
Sep-2003                     $  19,060                                   $   19,765
Dec-2003                     $  19,078                                   $   19,815
Mar-2004                     $  19,564                                   $   20,298
Jun-2004                     $  19,098                                   $   19,866
Sep-2004                     $  19,708                                   $   20,452
Dec-2004                     $  19,871                                   $   20,631

NET ASSET VALUE PER SHARE ($)       12/31/03    12/31/04
--------------------------------------------------------
Class A                               11.20       11.09

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Federal Securities Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                        ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04  BEGINNING OF THE PERIOD ($)  END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------
                      ACTUAL      HYPOTHETICAL    ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------
Class A              1,000.00       1,000.00     1,040.32    1,021.92       3.28        3.25                  0.64

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2004

                                                                PAR              VALUE
                                                          ---------------   ---------------
GOVERNMENT AGENCIES & OBLIGATIONS--94.0%
FOREIGN GOVERNMENT BONDS--1.4%
AID-Israel
   5.500% 04/26/24                                        $     2,000,000   $     2,103,500
European Investment Bank
   4.625% 03/01/07                                                 80,000            82,338
Export Development of Canada
   4.000% 08/01/07                                                100,000           101,037
Hydro-Quebec, Series HH
   8.500% 12/01/29                                                 75,000           108,009
Inter-American Development Bank
   8.875% 06/01/09                                                125,000           150,141
Province of British Columbia
   5.375% 10/29/08                                                 50,000            53,064
Province of Manitoba Canada
   4.250% 11/20/06                                                100,000           101,868
   5.500% 10/01/08                                                 50,000            53,087
Province of New Brunswick
   3.500% 10/23/07                                                 50,000            49,888
                                                                            ---------------
                                                                                  2,802,932
                                                                            ---------------

MORTGAGE-BACKED SECURITIES--48.4%
Federal Home Loan Mortgage
   Corp.
   5.500% 08/01/17 - 12/01/17                                     185,039           191,355
   5.875% 03/21/11                                                180,000           194,337
   6.000% 04/01/32                                                 45,061            46,613
   7.000% 06/01/16 - 01/01/26                                     239,280           254,524
   7.500% 02/01/23 - 05/01/24                                     213,650           230,731
   8.500% 05/01/06                                                    643               662
   10.500% 06/01/13 - 02/01/19                                     29,328            32,149
   10.750% 11/01/09                                                27,013            29,291
   11.250% 10/01/09 - 07/01/13                                      9,348            10,282
   12.000% 07/01/13 - 07/01/20                                    106,830           119,388
   To Be Announced
   5.000% 07/29/19 (a)                                         11,365,000        11,535,475
   5.500% 07/14/34 (a)                                         27,300,000        27,726,563
Federal National Mortgage
   Association
   5.000% 02/01/18                                                141,528           143,928
   6.000% 08/01/22 - 02/01/25                                     508,541           528,620
   6.500% 03/01/09 - 08/01/34                                   2,159,607         2,269,856
   7.000% 07/01/11 - 03/01/29                                     532,626           565,037
   7.500% 11/01/29                                                173,451           185,912
   8.000% 04/01/30                                                  9,698            10,515
   8.500% 05/01/30                                                468,517           510,225
   9.000% 05/01/12 - 05/01/20                                      14,936            16,393
   9.250% 03/25/18                                                 83,639            90,798
   10.000% 03/01/16                                                46,284            50,703
   12.250% 09/01/12                                                26,554            30,228
   To Be Announced
   5.000% 07/20/19 - 07/14/34 (a)                               9,100,000         9,165,000
   5.500% 07/20/19 (a)                                          9,049,000         9,348,748
   6.000% 07/20/19 - 07/14/34 (a)                              18,955,000        19,629,106
   6.500% 07/14/34 (a)                                          9,500,000         9,960,161
Government National
   Mortgage Association
   3.750% 07/20/22 - 07/20/25                             $       127,428   $       129,180
   6.000% 03/15/29 - 08/15/29                                   2,604,419         2,706,824
   6.500% 10/15/13 - 03/15/28                                   1,321,099         1,394,307
   7.000% 09/15/29                                                 69,394            73,816
   7.500% 10/15/27 - 09/15/29                                      44,126            47,455
   8.000% 04/15/08 - 07/15/08                                      78,324            82,502
   8.500% 04/15/30                                                  8,938             9,757
   9.000% 06/15/16 - 01/15/20                                      79,327            88,854
   9.500% 06/15/09 - 08/15/22                                     622,704           695,436
   10.000% 11/15/09 - 11/15/19                                     65,112            71,344
   11.500% 04/15/13 - 05/15/13                                     55,452            62,720
                                                                            ---------------
                                                                                 98,238,795
                                                                            ---------------

U.S. GOVERNMENT AGENCY--0.5%
Federal Home Loan Mortgage Corp.
   6.250% 07/15/32                                                100,000           114,718
   6.750% 03/15/31                                                265,000           322,074
Federal National Mortgage Association
   5.500% 02/15/06                                                200,000           205,336
   6.000% 12/15/05                                                125,000           128,500
   7.125% 03/15/07                                                250,000           270,067
                                                                            ---------------
                                                                                  1,040,695
                                                                            ---------------

U.S. TREASURY NOTES & BONDS--43.7%
U.S. Treasury Bonds
   5.250% 11/15/28                                              2,200,000         2,305,875
   5.375% 02/15/31                                                235,000           254,112
   5.500% 08/15/28                                              3,610,000         3,907,262
   6.750% 08/15/26                                              5,820,000         7,259,542
   6.875% 08/15/25 (b)                                          4,112,000         5,179,352
   7.125% 02/15/23                                              3,333,000         4,253,091
   9.375% 02/15/06                                              5,525,000         5,922,109
U.S. Treasury Notes
   1.875% 12/31/05                                                100,000            99,133
   3.000% 11/15/07                                                100,000            99,383
   3.875% 02/15/13                                              3,262,000         3,218,423
   4.375% 08/15/12                                             12,290,000        12,583,326
   5.625% 05/15/08                                                400,000           429,031
   5.750% 11/15/05 - 08/15/10                                  22,134,000        24,063,849
   6.000% 08/15/09                                              3,510,000         3,871,147
   7.000% 07/15/06                                              6,840,000         7,252,001
   7.500% 02/15/05                                              8,078,000         8,131,646
                                                                            ---------------
                                                                                 88,829,282
                                                                            ---------------
TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $187,503,888)                                                       190,911,704
                                                                            ---------------

ASSET-BACKED SECURITIES--5.5%
Chase Funding Mortgage Loan
   5.638% 11/25/31                                              2,000,000         2,013,100
   6.448% 09/25/30                                              2,300,000         2,311,569
   6.975% 02/25/32                                              3,000,000         3,047,190
Chase Manhattan Auto Owner Trust
   3.800% 05/15/08                                                160,714           161,428
   5.070% 02/15/08                                                 69,534            70,120

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
Citibank Credit Card
   Issuance Trust
   4.950% 02/09/09                                        $       250,000   $       257,568
Honda Auto Receivables
   Owner Trust
   3.830% 02/15/06                                                  2,019             2,019
MBNA Credit Card Master
   Note Trust
   4.450% 08/15/16                                              1,000,000           958,030
Mid-State Trust
   7.340% 07/01/35                                              1,038,924         1,126,244
Residential Asset Mortgage
   Products, Inc.
   5.600% 12/25/33                                              1,313,000         1,312,514
                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $11,286,679)                                                         11,259,782
                                                                            ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS--5.1%
American Mortgage Trust
   8.445% 09/27/22                                                  9,587             8,628
Asset Securitization Corp.
   6.750% 02/14/43                                              1,375,000         1,473,835
Citicorp Mortgage Securities Inc.
   10.000% 08/25/17                                                15,689            15,659
Comfed Savings Bank
   4.650% 01/25/18                                                 15,367            15,597
First Horizon Asset Securities Inc.
   5.356% 11/25/33                                                908,163           845,009
Glendale Federal Bank
   9.125% 01/25/08 (c)                                              1,926             1,926
GSMPS Mortgage Loan Trust
   7.750% 09/19/27 (d)                                            895,090           962,121
JP Morgan Commercial
   Mortgage Finance Corp.
   7.400% 07/15/31                                              2,000,000         2,223,120
LB Commercial Conduit
   Mortgage Trust
   6.590% 02/18/30                                              1,500,000         1,602,900
   6.210% 10/15/35                                              1,800,000         1,925,568
Nomura Asset Securities Corp.
   7.120% 04/13/39                                              1,000,000         1,041,310
Rural Housing Trust
   6.330% 04/01/26                                                 55,388            55,481
Structured Asset Securities Corp.
   Interest Only
   2.022% 02/25/28                                              1,588,922           143,305
                                                                            ---------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (cost of $9,437,487)                                                          10,314,459
                                                                            ---------------

CORPORATE FIXED-INCOME BONDS & NOTES--2.4%
COMMUNICATIONS--0.2%
MEDIA--0.1%
Time Warner, Inc.
   6.875% 05/01/12                                                100,000           113,639
Walt Disney Co.
   7.300% 02/08/05                                        $       100,000   $       100,408
                                                                            ---------------
                                                                                    214,047
                                                                            ---------------

TELECOMMUNICATIONS--0.1%
Sprint Capital Corp.
   6.000% 01/15/07                                                 50,000            52,253
   6.875% 11/15/28                                                 50,000            54,652
Verizon/New England, Inc.
   6.500% 09/15/11                                                120,000           131,738
                                                                            ---------------
                                                                                    238,643
                                                                            ---------------

CONSUMER CYCLICAL--0.2%
AUTO MANUFACTURERS--0.1%
Ford Motor Co.
   7.450% 07/16/31                                                205,000           205,531
                                                                            ---------------
RETAIL--0.1%
Dayton Hudson Corp.
   6.650% 08/01/28                                                125,000           144,636
                                                                            ---------------

CONSUMER NON-CYCLICAL--0.5%
COSMETICS/PERSONAL CARE--0.5%
Procter & Gamble Co.
   4.950% 08/15/14                                              1,000,000         1,019,560
                                                                            ---------------
FOOD--0.0%
Kroger Co.
   6.200% 06/15/12                                                 50,000            54,585
                                                                            ---------------

FINANCIALS--1.4%
BANKS--0.4%
Bank of America Corp.
   4.875% 01/15/13 (e)                                            175,000           178,150
Mellon Bank N.A.
   7.625% 09/15/07                                                100,000           110,228
Sovereign Bank
   5.125% 03/15/13                                                100,000            99,932
U.S. Bancorp
   3.125% 03/15/08                                                150,000           147,644
Wachovia Corp.
   7.450% 07/15/05                                                100,000           102,386
Wells Fargo Bank N.A.
   6.450% 02/01/11                                                 50,000            55,678
                                                                            ---------------
                                                                                    694,018
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--1.0%
Boeing Capital Corp.
   5.750% 02/15/07                                                100,000           104,529
Citigroup, Inc.
   4.250% 07/29/09                                              1,000,000         1,011,800
   6.750% 12/01/05                                                100,000           103,313
Ford Motor Credit Co.
   7.600% 08/01/05                                                120,000           122,690

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
General Electric Capital Corp.
   Series A
   6.750% 03/15/32                                        $       100,000   $       116,776
   6.800% 11/01/05                                                125,000           128,822
Goldman Sachs Group, Inc.
   4.125% 01/15/08                                                 50,000            50,826
   5.250% 04/01/13                                                 50,000            51,157
Household Finance Corp.
   4.625% 01/15/08                                                 50,000            51,205
   6.375% 10/15/11                                                 50,000            55,101
JPMorgan Chase & Co.
   7.875% 06/15/10                                                125,000           145,843
Private Export Funding Corp.
   5.340% 03/15/06                                                125,000           128,248
                                                                            ---------------
                                                                                  2,070,310
                                                                            ---------------

INDUSTRIAL--0.1%
AEROSPACE & DEFENSE--0.0%
Raytheon Co.
   7.200% 08/15/27                                                 50,000            58,421
                                                                            ---------------
HAND/MACHINE TOOLS--0.0%
Black & Decker Corp.
   7.125% 06/01/11                                                 50,000            56,773
                                                                            ---------------
TRANSPORTATION--0.1%
Norfolk Southern Corp.
   7.250% 02/15/31                                                 75,000            89,219
Union Pacific Corp.
   6.625% 02/01/29                                                 50,000            55,682
                                                                            ---------------
                                                                                    144,901
                                                                            ---------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $4,696,082)                                                           4,901,425
                                                                            ---------------

SHORT-TERM OBLIGATION--33.8%
   Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05 at
   2.100%, collateralized by U.S.
   Government Agency Bonds with
   various maturities to 05/15/29,
   market value of $69,914,249
   (repurchase proceeds $68,550,994)                           68,539,000        68,539,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $68,539,000)                                                         68,539,000
                                                                            ---------------
TOTAL INVESTMENTS--140.8%
   (cost of $281,463,136)(f)                                                    285,926,370
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(40.8)%                                        (82,841,558)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   203,084,812
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Security purchased on a delayed delivery basis.
(b) A portion of this security with a market value of $113,361 is pledged as collateral for open futures contracts.
(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of this security represents 0.5% of net assets.
(e)  Investments in affiliates for the year ended December 31, 2004:

     Security name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

     Par as of 12/31/03:                 175,000
     Par purchased:                           --
     Par sold:                                --
     Par as of 12/31/04:                 175,000
     Net realized gain or loss:               --
     Interest income earned:*         $    6,398
     Value at end of period:          $  178,150

     * Represents activity for the period April 1, 2004 through December 31, 2004.

(f)  Cost for federal income tax purposes is $284,772,847.

At December 31, 2004, the Fund held the following open short futures contracts:

                                                     AGGREGATE     EXPIRATION    UNREALIZED
TYPE                     CONTRACTS       VALUE       FACE VALUE       DATE      DEPRECIATION
----                     ---------       -----       ----------    ----------   ------------
5 Year -U.S. Treasury
  Notes                      46      $  5,038,437   $  5,006,820    Mar-2005    $    (31,617)
                                                                                ============

At December 31, 2004, the Fund held investments in the following security types:

SECURITY TYPE (UNAUDITED)                  % OF NET ASSETS
-------------------------                  ---------------
Government Agencies & Obligations                  94.0%
Asset-Backed Securities                             5.5
Collateralized Mortgage Obligations                 5.1
Corporate Fixed-Income Bonds & Notes                2.4
Short-Term Obligation                              33.8
Other Assets & Liabilities, Net                   (40.8)
                                                  -----
                                                  100.0%
                                                  =====

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / December 31, 2004

ASSETS:
Unaffiliated investments, at cost (including repurchase agreement)                 $   281,289,116
Affiliated investments, at cost                                                            174,020
                                                                                   ---------------
Unaffiliated investments, at value                                                 $   217,209,220
Affiliated investments, at value                                                           178,150
Repurchase agreement, at value                                                          68,539,000
Receivable for:
  Fund shares sold                                                                       2,610,141
  Interest                                                                               2,167,306
  Dollar roll fee income                                                                   129,027
Deferred Trustees' compensation plan                                                         7,960
                                                                                   ---------------
  TOTAL ASSETS                                                                         290,840,804
                                                                                   ---------------

LIABILITIES:
Payable to custodian bank                                                                   10,845
Expense reimbursement due to Distributor                                                    13,315
Payable for:
  Investments purchased on a delayed delivery basis                                     87,469,103
  Fund shares repurchased                                                                   44,551
  Futures variation margin                                                                   6,469
  Investment advisory fee                                                                   67,445
  Administration fee                                                                        25,237
  Transfer agent fee                                                                           625
  Pricing and bookkeeping fees                                                              12,485
  Trustees' fees                                                                             1,152
  Audit fee                                                                                 26,930
  Custody fee                                                                                2,330
  Reports to shareholders                                                                   27,622
  Distribution fee -- Class B                                                               21,836
Deferred Trustees' fees                                                                      7,960
Other liabilities                                                                           18,087
                                                                                   ---------------
  TOTAL LIABILITIES                                                                     87,755,992
                                                                                   ---------------
NET ASSETS                                                                         $   203,084,812
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   191,127,625
Undistributed net investment income                                                      7,204,020
Accumulated net realized gain                                                              321,550
Net unrealized appreciation (depreciation) on:
  Investments                                                                            4,463,234
  Futures contracts                                                                        (31,617)
                                                                                   ---------------
NET ASSETS                                                                         $   203,084,812
                                                                                   ===============
CLASS A:
Net assets                                                                         $    99,943,414
Shares outstanding                                                                       9,011,773
                                                                                   ===============
Net asset value per share                                                          $         11.09
                                                                                   ===============
CLASS B:
Net assets                                                                         $   103,141,398
Shares outstanding                                                                       9,364,073
                                                                                   ===============
Net asset value per share                                                          $         11.01
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Federal Securities Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                                           $     7,415,184
Interest from affiliates                                                                     6,398
Dollar roll fee income                                                                   3,150,563
                                                                                   ---------------
  Total Investment Income                                                               10,572,145
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    859,409
Administration fee                                                                         322,279
Distribution fee--Class B                                                                  262,048
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                95,836
Trustees' fees                                                                              12,116
Custody fee                                                                                 23,245
Non-recurring costs (See Note 6)                                                            10,805
Other expenses                                                                              85,790
                                                                                   ---------------
  Total Expenses                                                                         1,679,028
Fees reimbursed by Distributor--Class B                                                     (5,035)
Non-recurring costs assumed by Investment Advisor (See Note 6)                             (10,805)
                                                                                   ---------------
  Net Expenses                                                                           1,663,188
                                                                                   ---------------
Net Investment Income                                                                    8,908,957
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain on:
  Unaffiliated investments                                                                 714,056
  Affiliated investments                                                                        --
  Futures contracts                                                                          9,987
                                                                                   ---------------
    Net realized gain                                                                      724,043
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                                           (1,240,187)
  Futures contracts                                                                        (23,883)
                                                                                   ---------------
    Net change in unrealized appreciation/depreciation                                  (1,264,070)
                                                                                   ---------------
Net Loss                                                                                  (540,027)
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     8,368,930
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series / December 31, 2004

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2004             2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     8,908,957   $     9,871,616
Net realized gain on investments and futures contracts                                     724,043           493,246
Net change in unrealized appreciation/depreciation
  on investments and futures contracts                                                  (1,264,070)       (4,730,598)
                                                                                   ---------------   ---------------
       Net Increase from Operations                                                      8,368,930         5,634,264
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                               (5,771,420)       (5,108,886)
  Class B                                                                               (5,005,764)       (4,100,433)
From net realized gains:
  Class A                                                                                 (132,353)               --
  Class B                                                                                 (120,609)               --
                                                                                   ---------------   ---------------
       Total Distributions Declared to Shareholders                                    (11,030,146)       (9,209,319)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                          2,768,806         9,189,086
  Proceeds received in connection with merger                                                   --        20,365,187
  Distributions reinvested                                                               5,903,773         5,108,886
  Redemptions                                                                          (29,571,005)      (36,414,475)
                                                                                   ---------------   ---------------
       Net Decrease                                                                    (20,898,426)       (1,751,316)
                                                                                   ---------------   ---------------
Class B:
  Subscriptions                                                                          7,772,366        26,640,687
  Distributions reinvested                                                               5,126,373         4,100,433
  Redemptions                                                                          (18,263,037)      (22,022,925)
                                                                                   ---------------   ---------------
       Net Increase (Decrease)                                                          (5,364,298)        8,718,195
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                        (26,262,724)        6,966,879
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                (28,923,940)        3,391,824

NET ASSETS:
Beginning of period                                                                    232,008,752       228,616,928
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $7,204,020 and
   $9,129,268, respectively)                                                       $   203,084,812   $   232,008,752
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
  Subscriptions                                                                            251,312           816,743
  Issued in connection with merger                                                              --         1,854,753
  Issued for distributions reinvested                                                      540,143           460,675
  Redemptions                                                                           (2,709,740)       (3,274,930)
                                                                                   ---------------   ---------------
       Net Decrease                                                                     (1,918,285)         (142,759)
                                                                                   ---------------   ---------------
Class B:
  Subscriptions                                                                            712,115         2,398,556
  Issued for distributions reinvested                                                      471,174           371,416
  Redemptions                                                                           (1,674,997)       (1,998,655)
                                                                                   ---------------   ---------------
       Net Increase (Decrease)                                                            (491,708)          771,317
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks the highest possible level of current income consistent with the safety of principal and maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION:--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, distribution reclassifications and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

       UNDISTRIBUTED NET    ACCUMULATED NET     PAID-IN
       INVESTMENT INCOME     REALIZED GAIN      CAPITAL
       -----------------     -------------      -------
          $  201,457          $ (209,126)       $ 7,669

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                   DECEMBER 31,   DECEMBER 31,
                                      2004            2003
                                  ------------    ------------
Distributions paid from:
     Ordinary income              $ 11,030,146    $  9,209,319
     Long-term capital gains                --              --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY             LONG-TERM        NET UNREALIZED
      INCOME            CAPITAL GAINS      APPRECIATION*
   -------------        -------------      --------------
   $ 10,850,459           $ 227,408          $ 1,121,906

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation             $   4,350,789
     Unrealized depreciation                (3,197,266)
                                         -------------
       Net unrealized appreciation       $   1,153,523
                                         =============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $43,227 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.38%
Next $500 million                              0.33%
Next $500 million                              0.30%
$1.5 billion to $3 billion                     0.27%
$3 billion to $6 billion                       0.26%
Over $6 billion                                0.25%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.40%
Next $1 billion                                0.35%
Over $2 billion                                0.30%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.045%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended December 31, 2004, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,660 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,431,330 and $27,367,504, respectively, of which $14,442,280 and $15,552,927, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $10,805 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Quality Plus Bond Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Fund's Class A shares. The Fund received a tax-free transfer of assets from the Galaxy VIP Quality Plus Bond Fund as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          APPRECIATION(1)
     ---------        -------------        ---------------
     1,854,753        $  20,365,187          $  1,020,254

                        NET ASSETS
                       OF GALAXY VIP
                        QUALITY PLUS        NET ASSETS
    NET ASSETS           BOND FUND          OF THE FUND
    OF THE FUND         IMMEDIATELY         IMMEDIATELY
     PRIOR TO            PRIOR TO             AFTER
    COMBINATION         COMBINATION         COMBINATION
  --------------       -------------      --------------
  $  231,382,451       $  20,365,187      $  251,747,638

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series--Class A

Selected data for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                        2004           2003          2002           2001             2000
                                                     -----------    -----------   -----------    -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     11.20    $     11.37   $     10.84    $     10.76      $     10.35
                                                     -----------    -----------   -----------    -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                   0.47           0.48          0.47           0.56(b)          0.66
Net realized and unrealized gain (loss) on
   investments and futures contracts                       (0.01)         (0.18)         0.55           0.17(b)          0.40
                                                     -----------    -----------   -----------    -----------      -----------
     Total from Investment Operations                       0.46           0.30          1.02           0.73             1.06
                                                     -----------    -----------   -----------    -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.56)         (0.47)        (0.49)         (0.65)           (0.65)
From net realized gains                                    (0.01)            --            --             --               --
                                                     -----------    -----------   -----------    -----------      -----------
     Total Distributions Declared to Shareholders          (0.57)         (0.47)        (0.49)         (0.65)           (0.65)
                                                     -----------    -----------   -----------    -----------      -----------
NET ASSET VALUE, END OF PERIOD                       $     11.09    $     11.20   $     11.37    $     10.84      $     10.76
                                                     ===========    ===========   ===========    ===========      ===========
Total return (c)(d)                                         4.15%          2.64%         9.85%          7.03%           10.83%

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (e)                                                0.65%          0.66%         0.66%          0.70%            0.63%
Net investment income (e)                                   4.27%          4.23%         4.27%          5.23%(b)         6.52%
Portfolio turnover rate                                       14%            47%           69%            36%              43%
Net assets, end of period (000's)                    $    99,943    $   122,392   $   125,946    $   109,724      $   105,064

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the
Class A Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION
Liberty Federal Securities Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $227,408.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Money Market Fund, Variable Series / December 31, 2004

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Karen M. Arneil, CFA, has been the fund's portfolio manager since 2002. She has managed other funds for Columbia Management Advisors, Inc. and its predecessors since 1996.

The fund's return for 2004, though low in nominal terms, was in line with its peer group, the Lipper Variable Annuity Money Market Category(1) during a period characterized by low yields on short-term instruments. While rates were low in historical terms, they moved higher as the year wore on. In June, the Federal Reserve Board (the Fed) raised the federal funds rate for the first time in four years. The Fed's move was prompted by favorable economic news that suggested that it had achieved its goal and that the economy was on solid ground. The Fed raised the federal funds rate, an overnight lending rate between banks, from 1.0% to 2.25% in five consecutive one-quarter-percentage point increases during the second half of the year.

RESPONDING TO A CHANGING ENVIRONMENT
When the Fed began raising rates, we responded by shifting into highly liquid, shorter-term instruments, thereby reducing the weighted average maturity of the portfolio. On the surface, this strategy gave up some current yield. At any given moment, securities with one-year maturities were earning higher yields. In fact, the yield advantage of one-year securities over the federal funds rate increased during the period from under half a percentage point to nearly a full point. However, our strategy positioned us to increase the fund's yield on each of the five occasions on which the Fed raised rates. Because the Fed has elected to make its moves regularly and incrementally, this reinvestment process has been ongoing and has aided the fund's return. Altogether, the fund's weighted average maturity declined from 58 days at the beginning of the year to just 29 days by December.

   Although we lowered the fund's overall maturity, we did not change the composition of the fund's assets. We continue to limit the fund's interest-rate risk by emphasizing floating-rate notes, whose coupons reset versus short-term indices. Floating-rate notes, whether in the form of corporate debt, taxable municipal securities, or federal agency debt, accounted for over 50% of the fund's assets throughout the period.

FUTURE POSITIONING
The Fed has signalled its intent to continue to raise interest rates in modest increments. With four Fed meetings scheduled for the first half of 2005, we will continue to keep maturities short in order to capture rate hikes in the event they occur. Any change in the Fed's policy would lead us to reconsider our strategy.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty Money Market Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                                    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
The Fund (1/1/89)                                     0.88       2.48       3.80
Lipper Money Market
  Category average                                    0.83       2.49       3.82

Inception date of the fund is in parentheses.

NET ASSET VALUE PER SHARE ($)                              12/31/03     12/31/04
--------------------------------------------------------------------------------
The Fund                                                       1.00         1.00

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Money Market Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
The Fund                   1,000.00     1,000.00        1,005.98    1,022.37       2.77        2.80               0.55

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Money Market Fund, Variable Series / December 31, 2004

                                                        PAR          VALUE (a)
                                                   -------------   -------------
CORPORATE BONDS--35.3%
American Express Credit Corp.
  2.381% 03/03/06 (b)                              $   5,000,000   $   5,000,000
  2.440% 02/17/06 (b)(c)                               3,000,000       3,000,000
American Healthcare
  Funding Corp.
  LOC: Lasalle Bank
  2.420% 05/01/27 (b)                                  2,180,000       2,180,000
Autumn House at Powder
  Mill, Inc.
  LOC: SunTrust Bank
  2.400% 02/01/28 (b)(c)                               1,930,000       1,930,000
Destiny Manufacturing, Inc.
  LOC: Fifth Third Bank
  2.420% 09/01/13 (b)                                  2,815,000       2,815,000
Dick Masheter Ford, Inc.
  LOC: National City Bank
  2.480% 07/01/23 (b)                                  3,925,000       3,925,000
Engine Parts Warehouse, Inc.
  LOC: Fifth Third Bank
  2.420% 11/01/21 (b)                                  3,570,000       3,570,000
General Electric Capital Corp.
  2.510% 01/17/06 (b)                                  5,000,000       5,000,000
Gilead Friends Church
  LOC: Fifth Third Bank
  2.420% 10/01/17 (b)                                    900,000         900,000
Grand Rapids Christian School
  LOC: Fifth Third Bank
  2.420% 09/01/28 (b)                                     85,000          85,000
HBOS Treasury Services PLC
  2.468% 07/29/05 (b)(c)                               3,000,000       3,001,547
Iowa 80 Group, Inc.
  LOC: Wells Fargo Bank
  2.550% 06/01/16 (b)                                  6,280,000       6,280,000
JTJ Group LLC
  LOC: Fifth Third Bank
  2.420% 12/01/33 (b)                                  2,635,000       2,635,000
Jul-Mark Investments LLC
  LOC: Fifth Third Bank
  2.420% 10/01/25 (b)                                  1,000,000       1,000,000
Light of the World Christian
  Church, Inc.
  LOC: Fifth Third Bank
  2.420% 07/01/22 (b)                                    900,000         900,000
Morgan Stanley & Co., Inc.
  2.458% 02/27/06 (b)                                  4,000,000       4,000,000
Morton Family Trust
  LOC: Comerica Bank
  2.470% 02/01/32 (b)                                  4,000,000       4,000,000
Precision Packaging LLC
  LOC: SunTrust Bank
  2.450% 01/01/12 (b)                                  3,350,000       3,350,000
Pretasky Roach Property, Inc.
  LOC: Wachovia Bank, NA
  2.490% 01/01/19 (b)                                  2,000,000       2,000,000
Red Lion Evangelical
  Association, Inc.
  LOC: Wachovia Bank, NA
  2.470% 06/01/26 (b)                              $   2,410,000   $   2,410,000
Servaas, Inc.
  LOC: Fifth Third Bank
  2.420% 03/01/13 (b)                                  5,190,000       5,190,000
St. Charles Partners
  LOC: Fifth Third Bank
  2.420% 11/01/13 (b)                                    875,000         875,000
Wells Fargo & Co.
  2.373% 02/15/06 (b)(c)                               5,000,000       5,000,000
White Pine Finance LLC
  2.393% 09/07/05 (b)(c)                               5,000,000       4,998,643
                                                                   -------------
TOTAL CORPORATE BONDS
  (cost of $74,045,190)                                               74,045,190
                                                                   -------------

U.S. GOVERNMENT AGENCIES--26.0%
Federal Home Loan Bank
  1.350% 04/15/05-04/29/05                             5,000,000       5,000,000
  1.990% 04/19/05 (b)                                 10,000,000       9,999,116
  2.338% 04/25/05 (b)                                  3,000,000       2,999,623
Federal Home Loan
  Mortgage Corp.
  2.000% 10/07/05 (b)                                 10,000,000      10,000,000
  2.165% 11/07/05 (b)                                  2,000,000       2,000,000
  Discount Note
  1.181% 02/28/05 (e)                                  4,433,000       4,420,073
Federal National Mortgage
  Association
  1.550% 05/04/05                                      2,000,000       2,000,000
  1.600% 05/13/05                                      1,000,000       1,000,000
  1.750% 05/23/05                                      2,000,000       2,000,000
  2.460% 03/23/05(b)                                  15,000,000      14,999,331
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost of $54,418,143)                                               54,418,143
                                                                   -------------

MUNICIPAL BONDS--19.6%
CO Denver City & County
  Airport Revenue
  LOC: Societe Generale
  2.420% 11/15/05 (b)                                  1,700,000       1,700,000
FL Collier County IDA Health
  Care Facilities Revenue
  Community Health Care, Inc.
  LOC: Wachovia Bank, NA
  2.560% 11/01/19 (b)                                    200,000         200,000
FL Palm Beach County Florida
  Airport Revenue Galaxy
  Aviation of Palm Beach, Inc.
  LOC: SunTrust Bank
  2.400% 10/01/20 (b)                                  1,430,000       1,430,000

                 See Accompanying Notes to Financial Statements.

                                                        PAR          VALUE (a)
                                                   -------------   -------------
GA De Kalb County
  Development Authority,
  Emory University
  2.350% 02/01/05 (b)                              $   6,510,000   $   6,510,000
MA State Housing Finance
  Agency, Upper Falls LLC
  LOC: JPMorgan Chase Bank
  2.450% 12/01/34 (b)                                  4,000,000       4,000,000
MD Baltimore
  Baltimore Parking Facilities
  INS: FGIC
  SPA: Dexia Credit Local
  2.400% 07/01/32 (b)                                  4,000,000       4,000,000
MI Oakland County
  1.625% 05/01/05                                      5,000,000       4,983,945
MN St. Paul Housing &
  Redevelopment Authority
  LOC: Dexia Credit Local
  2.420% 06/01/15 (b)                                  1,900,000       1,900,000
NC Wake Forest University
  LOC: Wachovia Bank, NA
  2.420% 07/01/17 (b)                                  2,000,000       2,000,000
NJ Economic Development
  Authority
  INS: FSA
  SPA: Dexia Credit Local
  2.420% 02/15/29 (b)                                  9,000,000       9,000,000
TX San Antonio Education
  Facilities Corp., St. Anthony
  Catholic High School
  LOC: JPMorgan Chase Bank
  2.440% 12/01/23 (b)                                    945,000         945,000
WA State Housing Finance
  Commission
  LOC: Wells Fargo Bank
  2.450% 11/01/36 (b)                                  4,415,000       4,415,000
                                                                   -------------
TOTAL MUNICIPAL BONDS
  (cost of $41,083,945)                                               41,083,945
                                                                   -------------

CERTIFICATES OF DEPOSIT--11.5%
Barclays Bank PLC
  2.343% 05/25/05 (b)                                  5,000,000       4,999,397
BNP Paribas
  1.475% 01/11/05                                      5,000,000       4,998,853
Canadian Imperial
  Bank of Canada
  2.450% 03/15/08 (b)                                  7,000,000       7,000,000
CS First Boston
  1.990% 12/29/05 (b)                                  2,000,000       2,000,410
Unicredito Italiano S.p.A
  2.040% 07/27/05 (b)                                  5,000,000       4,998,097
                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (cost of $23,996,757)                                               23,996,757
                                                                   -------------

COMMERCIAL PAPER--6.2%
Beta Finance, Inc.
  2.000% 01/11/05 (c)(e)                           $   4,000,000   $   3,997,778
Jupiter Securitization Corp.
  2.330% 02/04/05 (d)(e)                               3,000,000       2,993,398
Solitaire Funding LLC
  2.000% 01/12/05 (d)(e)                               4,000,000       3,997,556
Whistlejacket Capital Ltd.
  2.325% 04/15/05 (b)(c)                               2,000,000       1,999,831
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (cost of $12,988,563)                                               12,988,563
                                                                   -------------

SHORT-TERM OBLIGATION--0.8%
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/04, due 01/03/05
  at 2.100%, collateralized by a
  U.S. Government Agency
  Obligation maturing 06/15/06,
  market value of $1,727,850
  (repurchase proceeds $1,692,296)                     1,692,000       1,692,000
                                                                   -------------
TOTAL SHORT-TERM OBLIGATION
  (cost of $1,692,000)                                                 1,692,000
                                                                   -------------
TOTAL INVESTMENTS--99.4%
  (cost of $208,224,598)(f)                                          208,224,598
                                                                   -------------
OTHER ASSETS & LIABILITIES, NET--0.6%                                  1,195,231
                                                                   -------------
NET ASSETS--100.0%                                                 $ 209,419,829
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  See Note 2.
(b) Variable rate security. The interest rate shown reflects the rate as of December 31, 2004.
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $23,927,799, which represents 11.4% of net assets.
(d) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, these securities amounted to $6,990,954, which represents 3.3% of net assets.
(e)  The rate shown represents the annualized yield at the date of purchase.
(f)  Cost for federal income tax purposes is $208,224,598.

            ACRONYM              NAME
            -------              ----
             FGIC      Financial Guaranty Insurance Co.
             FSA       Financial Security Assurance, Inc.
             IDA       Industrial Development Authority
             INS       Insured
             LOC       Letter of Credit
             SPA       Stand-by Purchase Agreement

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Money Market Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at amortized cost approximating value               $   208,224,598
Cash                                                                         976
Receivable for:
  Fund shares sold                                                     1,028,632
  Interest                                                               430,413
Deferred Trustees' compensation plan                                       8,979
                                                                 ---------------
    TOTAL ASSETS                                                     209,693,598
                                                                 ---------------

LIABILITIES:
Payable for:
  Fund shares repurchased                                                126,258
  Investment advisory fee                                                 59,456
  Administration fee                                                      26,391
  Transfer agent fee                                                         625
  Pricing and bookkeeping fees                                             4,875
  Trustees' fees                                                           1,140
  Audit fee                                                               20,970
  Custody fee                                                              1,329
  Reports to shareholders                                                 19,897
Deferred Trustees' fees                                                    8,979
Other liabilities                                                          3,849
                                                                 ---------------
    TOTAL LIABILITIES                                                    273,769
                                                                 ---------------
NET ASSETS                                                       $   209,419,829
                                                                 ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                  $   209,424,027
Overdistributed net investment income                                     (3,874)
Accumulated net realized loss                                               (324)
                                                                 ---------------
NET ASSETS                                                       $   209,419,829
                                                                 ===============
Shares outstanding                                                   209,467,441
                                                                 ===============
Net asset value per share                                        $          1.00
                                                                 ===============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                         $     3,092,881
                                                                 ---------------

EXPENSES:
Investment advisory fee                                                  749,429
Administration fee                                                       321,184
Transfer agent fee                                                         7,500
Pricing and bookkeeping fees                                              64,715
Trustees' fees                                                            12,334
Custody fee                                                               10,945
Other expenses                                                            60,337
                                                                 ---------------
  Total Expenses                                                       1,226,444
Custody earnings credit                                                     (612)
                                                                 ---------------
  Net Expenses                                                         1,225,832
                                                                 ---------------
Net Investment Income                                                  1,867,049
                                                                 ---------------

NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                            (260)
                                                                 ---------------
Net Increase in Net Assets from Operations                       $     1,866,789
                                                                 ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Money Market Fund, Variable Series

                                                                      YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                    2004              2003
----------------------------------                               ---------------   ---------------
OPERATIONS:
Net investment income                                            $     1,867,049   $     1,660,396
Net realized loss on investments                                            (260)              (44)
                                                                 ---------------   ---------------
       Net Increase from Operations                                    1,866,789         1,660,352
                                                                 ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                                          (1,879,668)       (1,651,340)
                                                                 ---------------   ---------------

SHARE TRANSACTIONS:
   Subscriptions                                                     128,632,436       234,955,322
   Proceeds received in connection with merger                                --        14,534,445
   Distributions reinvested                                            1,879,668         1,651,340
   Redemptions                                                      (120,972,145)     (310,160,097)
                                                                 ---------------   ---------------
       Net Increase (Decrease) from Share Transactions                 9,539,959       (59,018,990)
                                                                 ---------------   ---------------
Total Increase (Decrease) in Net Assets                                9,527,080       (59,009,978)
NET ASSETS
Beginning of period                                                  199,892,749       258,902,727
                                                                 ---------------   ---------------
End of period (including undistributed (overdistributed) net
  investment income of $(3,874) and $8,745, respectively)        $   209,419,829   $   199,892,749
                                                                 ===============   ===============

CHANGES IN SHARES:
  Subscriptions                                                      128,632,436       234,957,547
  Issued in connection with merger                                            --        14,534,816
  Issued for distributions reinvested                                  1,879,668         1,651,340
  Redemptions                                                       (120,972,145)     (310,160,097)
                                                                 ---------------   ---------------
       Net Increase (Decrease)                                         9,539,959       (59,016,394)
                                                                 ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Money Market Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks maximum current income consistent with capital preservation and the maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2012                                 $   64

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2004           2003
                                                     ------------   ------------
Distributions paid from:
    Ordinary income                                  $  1,879,668   $  1,651,340
    Long-term capital gains                                    --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED
                                    ORDINARY
                                     INCOME
                                  -------------
                                     $ 2,114

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $260 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.35%
Next $500 million                              0.30%
Over $1 billion                                0.25%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, if any) would not exceed 0.65% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,646 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

NOTE 6. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, Galaxy VIP Money Market Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Money Market Fund, Variable Series. Stein Roe Money Market Fund, Variable Series received a tax-free transfer of assets from Galaxy VIP Money Market Fund as follows:

      SHARES                              NET ASSETS
      ISSUED                               RECEIVED
    ----------                           ------------
    14,534,816                           $ 14,534,445

                                              NET ASSETS
    NET ASSETS          NET ASSETS           OF STEIN ROE
   OF STEIN ROE        OF GALAXY VIP      MONEY MARKET FUND,
MONEY MARKET FUND,   MONEY MARKET FUND      VARIABLE SERIES
  VARIABLE SERIES       IMMEDIATELY           IMMEDIATELY
     PRIOR TO            PRIOR TO                AFTER
    COMBINATION         COMBINATION           COMBINATION
------------------   -----------------    ------------------
  $  256,836,286       $  14,534,445         $ 271,370,731

Also on April 7, 2003, subsequent to the merger described above, Stein Roe Money Market Fund, Variable Series was reorganized as Liberty Money Market Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                      2004         2003           2002         2001         2000
                                                   ----------   ----------     ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.000   $    1.000     $    1.000   $    1.000   $    1.000
                                                   ----------   ----------     ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.009        0.007          0.012        0.036        0.059
                                                   ----------   ----------     ----------   ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.009)      (0.007)        (0.012)      (0.036)      (0.059)
                                                   ----------   ----------     ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                     $    1.000   $    1.000     $    1.000   $    1.000   $    1.000
                                                   ==========   ==========     ==========   ==========   ==========
Total return (b)(c)                                      0.88%        0.69%(d)       1.23%        3.64%        6.05%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (e)                                             0.57%        0.54%          0.65%        0.56%        0.56%
Net investment income (e)                                0.87%        0.69%          1.25%        3.45%        5.90%
Waiver/reimbursement                                       --         0.04%            --           --           --
Net assets, end of period (000's)                  $  209,420   $  199,893     $  258,903   $  266,985   $  212,317

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Liberty Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at
December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGER'S DISCUSSION
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, head of the small-cap growth team at Columbia Management Advisors, Inc, has managed the fund since November 2003.

The fund's performance fell short of its benchmark, the Russell 2000 Growth Index, for the 12-month period ended December 31, 2004, because we favored stocks with longer-term growth prospects - but greater near-term risk - at a time when investors began turning away from risky assets in the face of global uncertainties and rising interest rates. However, the fund benefited from strong stock picking and the fact that small-company stocks outperformed stocks of large companies for the fifth consecutive year. In general, our focus on higher-quality companies with healthy balance sheets, attractive business models and strong management teams benefited the fund.

INDUSTRIAL AND HEALTH CARE INDUSTRIES BENEFITED PERFORMANCE
Industrial stocks were the fund's best performers. In this sector, two global transportation companies, EGL, Inc. and UTI Worldwide, made the greatest positive contributions to returns (0.9% and 1.0% of net assets, respectively). Both were able to take advantage of rapidly growing imports from Asia and other parts of the world to the United States. The fund's position in DRS Technologies (1.2% of net assets), a company that supplies electronic systems to the US military, also made a positive contribution.

   Health care stocks also helped the fund. Nektar Therapeutics (0.9% of net assets) was one of the best performers, along with Cytyc, which we sold at a profit because it grew beyond our criteria for small-cap stocks. Although Nektar's stock price has been quite volatile, it stabilized as the timeline for filing the company's inhaled insulin product with the FDA gained clarity. While the product has not yet been approved by the US government, Nektar has partnered with a major pharmaceutical company to seek regulatory approval and market the drug. Cytyc, which makes the thin prep imaging system used for PAP smears, benefited from overseas expansion and a recent acquisition. By contrast, Taro Pharmaceutical Industries and Cardiac Science detracted from performance (0.7% and 0.3% of net assets, respectively). Taro had been a standout performer for the fund for several years, but the stock declined after a couple of earnings disappointments related to its over-the-counter product strategy. Cardiac Science, which makes automated external defibrillators for offices and health clubs, declined following earnings disappointments, as well as news that a large international company was introducing a defibrillator for home use.

TECHNOLOGY AND MEDIA STOCKS UNDERPERFORMED
Although the fund had some standout performers within technology, overall the sector was a drag on performance as investors worried that earnings growth would slow. Semiconductor stocks in particular, where the fund has an above-average stake, hurt performance. The group's downturn continued through most of the year. In addition, Cray, the supercomputer company, and Magma Design Automation, a software company, detracted from performance (0.3% and 0.6% of net assets, respectively). However, Silicon Image (0.7% of net assets), a company that makes connectivity semiconductors, helped offset some of these losses. The stock's price more than doubled as the company's sales and earnings exceeded expectations.

   Within the consumer discretionary sector, our above-average investment in media stocks detracted from performance because of a poor advertising climate. The rapid growth of entertainment options left advertisers unsure about where to spend their money, resulting in only modest growth for companies such as Radio One and Sinclair Broadcast Group (0.8% and 0.9% of assets, respectively). On the other hand, gaming and entertainment stocks made positive contributions. For example, Pinnacle Entertainment (1.0% of net assets) has seen improved operations under new management and is adding new casinos. Gaylord Entertainment (1.4% of net assets) operates large convention hotels in major cities and is building a new one in the Washington DC area. Finally, Jarden (1.6% of net assets) was a strong performer throughout the year. The company owns several consumer product brands and plans to continue expanding its portfolio. An acquisition of the Sunbeam, Coleman and Oster brands is due to be finalized in early 2005.

MORE GAINS SEEN FOR SMALL-CAP GROWTH STOCKS
We remain cautiously optimistic about the prospects for small-cap growth stocks. While five years of outperformance relative to large-cap stocks has closed the valuation gap, earnings growth expectations heavily favor small-caps. However, even if small-caps continue to outperform large-caps, their advance is not likely to be as broad-based as it has been, given the sector's valuation level. Given this outlook, we believe that stock selection will be key. We believe that our focus on higher quality small-cap growth companies will help us in a potentially volatile market environment.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR   5-YEAR  10-YEAR
-------------------------------------------------------------
Class A (1/1/89)                      11.48     0.71     6.85
Russell 2000 Growth Index             14.31    -3.57     7.12

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95 - 12/31/04

Class A: $19,393

              CLASS A SHARES    RUSSELL 2000 GROWTH INDEX
  1/1/1995          $ 10,000                     $ 10,000
 3/31/1995          $ 10,000                     $ 10,548
 6/30/1995          $  9,803                     $ 11,594
 9/30/1995          $ 10,909                     $ 12,913
12/31/1995          $ 11,175                     $ 13,104
 3/31/1996          $ 12,133                     $ 13,856
 6/30/1996          $ 13,029                     $ 14,665
 9/30/1996          $ 13,885                     $ 14,540
12/31/1996          $ 14,187                     $ 14,578
 3/31/1997          $ 13,154                     $ 13,049
 6/30/1997          $ 15,202                     $ 15,339
 9/30/1997          $ 16,561                     $ 17,934
12/31/1997          $ 15,296                     $ 16,464
 3/31/1998          $ 16,532                     $ 18,420
 6/30/1998          $ 14,339                     $ 17,362
 9/30/1998          $ 11,312                     $ 13,480
12/31/1998          $ 12,650                     $ 16,667
 3/31/1999          $ 11,674                     $ 16,387
 6/30/1999          $ 13,411                     $ 18,804
 9/30/1999          $ 13,830                     $ 17,879
12/31/1999          $ 18,724                     $ 23,849
 3/31/2000          $ 23,248                     $ 26,062
 6/30/2000          $ 21,883                     $ 24,141
 9/30/2000          $ 22,673                     $ 23,183
12/31/2000          $ 17,721                     $ 18,500
 3/31/2001          $ 14,666                     $ 15,688
 6/30/2001          $ 17,539                     $ 18,507
 9/30/2001          $ 13,107                     $ 13,310
12/31/2001          $ 15,946                     $ 16,793
 3/31/2002          $ 15,999                     $ 16,464
 6/30/2002          $ 14,089                     $ 13,879
 9/30/2002          $ 11,443                     $ 10,892
12/31/2002          $ 12,056                     $ 11,711
 3/31/2003          $ 11,530                     $ 11,256
 6/30/2003          $ 14,124                     $ 13,975
 9/30/2003          $ 14,982                     $ 15,438
12/31/2003          $ 17,400                     $ 17,395
 3/31/2004          $ 18,645                     $ 18,366
 6/30/2004          $ 18,346                     $ 18,382
 9/30/2004          $ 17,033                     $ 17,278
12/31/2004          $ 19,393                     $ 19,888

NET ASSET VALUE PER SHARE ($)       12/31/03    12/31/04
--------------------------------------------------------
Class A                               9.93       11.07

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                           ACTUAL      HYPOTHETICAL       ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                   1,000.00       1,000.00        1,057.31    1,021.11       4.14        4.06             0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

                                                               SHARES           VALUE
                                                          ---------------   ---------------
COMMON STOCKS--98.4%
CONSUMER DISCRETIONARY--16.2%
HOTELS, RESTAURANTS & LEISURE--4.0%
Alliance Gaming Corp. (a)                                          23,600   $       325,916
Gaylord Entertainment Co. (a)                                      20,300           843,059
Pinnacle Entertainment, Inc. (a)                                   32,000           632,960
Scientific Games Corp., Class A (a)                                29,000           691,360
                                                                            ---------------
                                                                                  2,493,295
                                                                            ---------------

LEISURE EQUIPMENT & PRODUCTS--1.2%
Marvel Enterprises, Inc. (a)                                       36,600           749,568
                                                                            ---------------

MEDIA--4.7%
Arbitron, Inc. (a)                                                 13,700           536,766
Cumulus Media, Inc., Class A (a)                                   34,800           524,784
Lin TV Corp., Class A (a)                                          24,900           475,590
Radio One, Inc., Class D (a)                                       32,100           517,452
Sinclair Broadcast Group, Inc.,
   Class A                                                         62,000           571,020
TiVo, Inc. (a)                                                     49,300           289,391
                                                                            ---------------
                                                                                  2,915,003
                                                                            ---------------

MULTILINE RETAIL--0.5%
Fred's, Inc.                                                       19,300           335,820
                                                                            ---------------

SPECIALTY RETAIL--5.0%
Bombay Co., Inc. (a)                                               54,200           299,726
Cost Plus, Inc. (a)                                                16,800           539,784
Jarden Corp. (a)                                                   23,350         1,014,324
Pacific Sunwear of California, Inc. (a)                            25,500           567,630
Party City Corp. (a)                                               15,500           200,415
Sharper Image Corp. (a)                                            24,800           467,480
                                                                            ---------------
                                                                                  3,089,359
                                                                            ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.8%
Carter's, Inc. (a)                                                 14,600           496,254
                                                                            ---------------

CONSUMER STAPLES--0.3%
FOOD & STAPLES RETAILING--0.3%
Performance Food Group Co. (a)                                      7,600           204,516
                                                                            ---------------

ENERGY--4.3%
ENERGY EQUIPMENT & SERVICES--2.0%
Key Energy Services, Inc. (a)                                      36,700           433,060
Maverick Tube Corp. (a)                                            13,000           393,900
Unit Corp. (a)                                                     10,600           405,026
                                                                            ---------------
                                                                                  1,231,986
                                                                            ---------------

OIL & GAS - 2.3%
Edge Petroleum Corp. (a)                                           21,200           309,096
Energy Partners Ltd. (a)                                            8,900           180,403
Mission Resources Corp. (a)                                        52,000           303,680
Spinnaker Exploration Co. (a)                                       9,000           315,630
Western Gas Resources, Inc.                                        10,900           318,825
                                                                            ---------------
                                                                                  1,427,634
                                                                            ---------------

FINANCIALS--11.0%
CAPITAL MARKETS--0.9%
Jefferies Group, Inc.                                              14,200   $       571,976
                                                                            ---------------

COMMERCIAL BANKS--4.0%
Boston Private Financial Holdings, Inc.                            17,400           490,158
East-West Bancorp, Inc.                                            12,400           520,304
Main Street Banks, Inc.                                             5,400           188,622
Mercantile Bank Corp.                                              15,855           626,272
Prosperity Bancshares, Inc.                                        23,000           671,830
                                                                            ---------------
                                                                                  2,497,186
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--3.3%
ACE Cash Express, Inc. (a)                                         14,300           424,138
Greenhill & Co., Inc.                                              18,800           539,560
MTC Technologies, Inc. (a)                                         21,400           718,398
National Financial Partners Corp.                                   9,700           376,360
                                                                            ---------------
                                                                                  2,058,456
                                                                            ---------------

INSURANCE--1.9%
Infinity Property & Casualty Corp.                                 21,800           767,360
Philadelphia Consolidated
   Holding Co. (a)                                                  6,400           423,296
                                                                            ---------------
                                                                                  1,190,656
                                                                            ---------------

THRIFTS & MORTGAGE FINANCE--0.9%
Commercial Capital Bancorp, Inc.                                   22,466           520,762
                                                                            ---------------

HEALTH CARE--21.3%
BIOTECHNOLOGY--5.9%
Cell Therapeutics, Inc. (a)                                        50,200           408,628
Cytogen Corp. (a)                                                  23,200           267,264
Enzo Biochem, Inc. (a)                                             17,400           338,778
Exact Sciences Corp. (a)                                           35,500           135,610
NeoPharm, Inc. (a)                                                 47,445           593,537
Neurocrine Biosciences, Inc. (a)                                    7,900           389,470
Protein Design Labs, Inc. (a)                                      23,100           477,246
QLT, Inc. (a)                                                      38,100           612,648
Telik, Inc. (a)                                                    25,600           489,984
                                                                            ---------------
                                                                                  3,713,165
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
Bio-Rad Laboratories, Inc., Class A (a)                             7,600           436,012
Cardiac Science, Inc. (a)                                          91,000           194,740
Conceptus, Inc. (a)                                                35,300           286,459
Integra LifeSciences Holdings Corp. (a)                            16,400           605,652
Medical Action Industries, Inc. (a)                                29,700           585,090
Palomar Medical Technologies, Inc. (a)                             10,700           278,949
SonoSite, Inc. (a)                                                 18,100           614,495
SurModics, Inc. (a)                                                 2,900            94,279
                                                                            ---------------
                                                                                  3,095,676
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--3.6%
Advisory Board Co. (a)                                             16,400           604,832
America Service Group, Inc. (a)                                    14,929           399,649
Isolagen, Inc. (a)                                                 34,800           273,876
LCA-Vision, Inc.                                                   16,050           375,410
LifePoint Hospitals, Inc. (a)                                      10,800           376,056
U.S. Physical Therapy, Inc. (a)                                    13,400           206,628
                                                                            ---------------
                                                                                  2,236,451
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES           VALUE
                                                          ---------------   ---------------
PHARMACEUTICALS--6.8%
Advancis Pharmaceutical Corp. (a)                                  39,600   $       151,272
BioSante Pharmaceuticals, Inc. (a)                                 25,600           140,288
Bone Care International, Inc. (a)                                  19,600           545,860
Caraco Pharmaceutical Laboratories
   Ltd. (a)                                                        13,800           131,790
DepoMed, Inc. (a)                                                  72,100           389,340
DOV Pharmaceutical, Inc. (a)                                       32,400           584,820
Nektar Therapeutics (a)                                            26,300           532,312
Noven Pharmaceuticals, Inc. (a)                                    22,900           390,674
Renovis, Inc. (a)                                                  33,700           484,606
Salix Pharmaceuticals Ltd. (a)                                     24,850           437,112
Taro Pharmaceuticals Industries Ltd. (a)                           12,600           428,778
                                                                            ---------------
                                                                                  4,216,852
                                                                            ---------------

INDUSTRIAL--13.4%
AEROSPACE & DEFENSE--1.2%
DRS Technologies, Inc. (a)                                         18,000           768,780
                                                                            ---------------

AIR FREIGHT & LOGISTICS--1.9%
EGL, Inc. (a)                                                      18,000           538,020
UTI Worldwide, Inc.                                                 8,900           605,378
                                                                            ---------------
                                                                                  1,143,398
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--4.5%
Corporate Executive Board Co.                                       8,200           548,908
Educate, Inc. (a)                                                  31,800           421,032
Laureate Education, Inc. (a)                                       10,800           476,172
MDC Partners, Inc., Class A (a)                                    38,500           415,415
Navigant Consulting, Inc. (a)                                      20,200           537,320
NCO Group, Inc. (a)                                                15,900           411,015
                                                                            ---------------
                                                                                  2,809,862
                                                                            ---------------

CONSTRUCTION & ENGINEERING--0.8%
Chicago Bridge & Iron Co., NV,
   N.Y. Registered Shares                                          12,300           492,000
                                                                            ---------------

ELECTRICAL EQUIPMENT--0.4%
Plug Power, Inc. (a)                                               42,400           259,064
                                                                            ---------------

MACHINERY--1.7%
Cuno, Inc. (a)                                                      7,675           455,895
RAE Systems, Inc. (a)                                              27,300           199,290
Wabash National Corp. (a)                                          15,100           406,643
                                                                            ---------------
                                                                                  1,061,828
                                                                            ---------------

ROAD & RAIL--2.2%
Genesee & Wyoming, Inc., Class A (a)                               18,057           507,943
Heartland Express, Inc.                                            22,450           504,452
Sirva, Inc. (a)                                                    19,000           365,180
                                                                            ---------------
                                                                                  1,377,575
                                                                            ---------------

TRADING COMPANIES & DISTRIBUTORS--0.7%
Aceto Corp.                                                        22,400           426,496
                                                                            ---------------

INFORMATION TECHNOLOGY--30.1%
COMMUNICATIONS EQUIPMENT--3.3%
F5 Networks, Inc. (a)                                              11,600           565,152
Finisar Corp. (a)                                                 120,400           274,512
Foundry Networks, Inc. (a)                                         42,500           559,300
Inter-Tel, Inc.                                                    14,739   $       403,554
NMS Communications Corp. (a)                                       40,000           252,400
                                                                            ---------------
                                                                                  2,054,918
                                                                            ---------------

COMPUTERS & PERIPHERALS--1.9%
Applied Films Corp. (a)                                            16,500           355,740
Cray, Inc. (a)                                                     45,400           211,564
PalmSource, Inc. (a)                                               23,500           299,390
Pinnacle Systems, Inc. (a)                                         56,200           342,820
                                                                            ---------------
                                                                                  1,209,514
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Anixter International, Inc.                                        12,300           442,677
Global Imaging Systems, Inc. (a)                                   17,400           687,300
Itron, Inc. (a)                                                    22,100           528,411
OSI Systems, Inc. (a)                                              18,100           411,051
Photon Dynamics, Inc. (a)                                          14,000           339,920
                                                                            ---------------
                                                                                  2,409,359
                                                                            ---------------

INTERNET SOFTWARE & SERVICES--4.3%
Corillian Corp. (a)                                                97,000           477,240
Digital River, Inc. (a)                                            11,800           490,998
Digitas, Inc. (a)                                                  56,000           534,800
Equinix, Inc. (a)                                                  10,700           457,318
Retek, Inc. (a)                                                    81,400           500,610
TeleCommunication Systems, Inc.,
   Class A (a)                                                     58,200           194,330
                                                                            ---------------
                                                                                  2,655,296
                                                                            ---------------

IT SERVICES--0.6%
MAXIMUS, Inc. (a)                                                  12,700           395,224
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--9.5%
August Technology Corp. (a)                                        27,800           292,734
Brooks Automation, Inc. (a)                                        38,000           654,360
Cypress Semiconductor Corp. (a)                                    34,800           408,204
DSP Group, Inc. (a)                                                13,500           301,455
Entegris, Inc. (a)                                                 60,700           603,965
FEI Co. (a)                                                        21,700           455,700
Integrated Circuit Systems, Inc. (a)                               12,300           257,316
IXYS Corp. (a)                                                     62,900           649,128
Leadis Technology, Inc. (a)                                        21,100           224,715
Mykrolis Corp. (a)                                                 34,500           488,865
Silicon Image, Inc. (a)                                            26,900           442,774
Silicon Storage Technology, Inc. (a)                               54,700           325,465
Ultratech, Inc. (a)                                                29,500           556,075
Zoran Corp. (a)                                                    22,400           259,392
                                                                            ---------------
                                                                                  5,920,148
                                                                            ---------------

SOFTWARE--6.6%
Activision, Inc. (a)                                               18,852           380,433
Captiva Software Corp. (a)                                         41,000           418,200
Epicor Software Corp. (a)                                          21,600           304,344
FileNET Corp. (a)                                                  13,700           352,912
Magma Design Automation, Inc. (a)                                  30,100           378,056
Manhattan Associates, Inc. (a)                                     15,500           370,140
Micromuse, Inc. (a)                                               108,700           603,285
OpenTV Corp., Class A (a)                                         104,200           400,128
ScanSoft, Inc. (a)                                                 63,400           265,646

                 See Accompanying Notes to Financial Statements.

                                                               SHARES           VALUE
                                                          ---------------   ---------------
Take-Two Interactive Software, Inc. (a)                             9,000   $       313,110
Verity, Inc. (a)                                                   22,300           292,576
                                                                            ---------------
                                                                                  4,078,830
                                                                            ---------------

MATERIALS--1.8%
CHEMICALS--1.4%
Landec Corp. (a)                                                   40,200           274,968
UAP Holding Corp. (a)                                              35,600           614,812
                                                                            ---------------
                                                                                    889,780
                                                                            ---------------

METALS & MINING--0.4%
AMCOL International Corp.                                          10,700           214,963
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $50,503,612)                                                         61,211,650
                                                                            ---------------

                                                               PAR
                                                          ---------------
SHORT-TERM OBLIGATION--1.3%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/04, due
   01/03/05 at 1.500%, collateralized by a
   U.S. Treasury Bond maturing 02/15/26,
   market value of $832,305 (repurchase
   proceeds $814,102)                                     $       814,000           814,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $814,000)                                                               814,000
                                                                            ---------------
TOTAL INVESTMENTS--99.7%
   (cost of $51,317,612)(b)                                                      62,025,650
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                               162,280
                                                                            ---------------
NET ASSETS--100.0%                                                          $    62,187,930
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $51,423,997.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                     % OF NET ASSETS
------------------                     ---------------
Information Technology                       30.1%
Health Care                                  21.3
Consumer Discretionary                       16.2
Industrial                                   13.4
Financials                                   11.0
Energy                                        4.3
Materials                                     1.8
Consumer Staples                              0.3
Short-Term Obligation                         1.3
Other Assets & Liabilities, Net               0.3
                                           ------
                                            100.0%
                                           ======

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    51,317,612
                                                                                   ---------------
Investments, at value                                                              $    62,025,650
Cash                                                                                         1,636
Receivable for:
   Investments sold                                                                        587,100
   Fund shares sold                                                                            662
   Interest                                                                                     34
   Dividends                                                                                10,120
   Foreign tax reclaim                                                                          49
Expense reimbursement due from Investment Advisor                                            1,042
Deferred Trustees' compensation plan                                                         4,630
Other assets                                                                                    26
                                                                                   ---------------
     TOTAL ASSETS                                                                       62,630,949
                                                                                   ---------------

LIABILITIES:
Payable for:
   Investments purchased                                                                   157,548
   Fund shares repurchased                                                                 201,792
   Investment advisory fee                                                                  26,046
   Administration fee                                                                        7,564
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              2,510
   Trustees' fees                                                                               53
   Audit fee                                                                                25,130
   Custody fee                                                                                 702
   Reports to shareholders                                                                   8,902
Deferred Trustees' fees                                                                      4,630
Other liabilities                                                                            7,517
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     443,019
                                                                                   ---------------
NET ASSETS                                                                         $    62,187,930
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    79,705,785
Accumulated net investment loss                                                             (3,570)
Accumulated net realized loss                                                          (28,222,323)
Net unrealized appreciation on investments                                              10,708,038
                                                                                   ---------------
NET ASSETS                                                                         $    62,187,930
                                                                                   ===============
CLASS A:
Net assets                                                                         $    62,186,854
Shares outstanding                                                                       5,618,249
                                                                                   ===============
Net asset value per share                                                          $         11.07
                                                                                   ===============
CLASS B:
Net assets                                                                         $         1,076
Shares outstanding                                                                              98
                                                                                   ===============
Net asset value per share                                                          $         10.98
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       110,934
Interest                                                                                     5,884
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $414)                         116,818
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    308,889
Administration fee                                                                          92,667
Distribution fee--Class B                                                                        2
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                23,212
Trustees' fees                                                                               7,547
Custody fee                                                                                 10,759
Audit fee                                                                                   29,339
Non-recurring costs (See Note 7)                                                             3,183
Other expenses                                                                              24,495
                                                                                   ---------------
   Total Expenses                                                                          507,593
Fees and expenses waived or reimbursed by Investment Advisor                               (12,355)
Non-recurring costs assumed by Investment Advisor (See Note 7)                              (3,183)
Custody earnings credit                                                                        (70)
                                                                                   ---------------
   Net Expenses                                                                            491,985
                                                                                   ---------------
Net Investment Loss                                                                       (375,167)
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                         8,870,268
Net change in unrealized appreciation/depreciation on investments                       (1,981,238)
                                                                                   ---------------
Net Gain                                                                                 6,889,030
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     6,513,863
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Small Company Growth Fund, Variable Series

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment loss                                                                $      (375,167)  $      (347,020)
Net realized gain on investments                                                         8,870,268         3,318,354
Net change in unrealized appreciation/depreciation on investments                       (1,981,238)       17,840,827
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     6,513,863        20,812,161
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         3,275,513         3,883,501
   Proceeds received in connection with merger                                                  --         2,419,589
   Redemptions                                                                         (11,759,160)      (11,890,253)
                                                                                   ---------------   ---------------
        Net Decrease from Share Transactions                                            (8,483,647)       (5,587,163)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (1,969,784)       15,224,998

NET ASSETS:
Beginning of period                                                                     64,157,714        48,932,716
                                                                                   ---------------   ---------------
End of period (including accumulated net investment loss of $(3,570) and
   $(1,918), respectively                                                          $    62,187,930   $    64,157,714
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           317,740           484,182
   Issued in connection with merger                                                             --           368,840
   Redemptions                                                                          (1,162,714)       (1,497,850)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (844,974)         (644,828)
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Small Company Growth Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

        ACCUMULATED        ACCUMULATED
      NET INVESTMENT       NET REALIZED       PAID-IN
           LOSS                LOSS           CAPITAL
      --------------       ------------     -----------
        $  373,515            $  --         $ (373,515)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED      UNDISTRIBUTED        NET
         ORDINARY           LONG-TERM      UNREALIZED
          INCOME          CAPITAL GAINS   APPRECIATION*
       ------------       -------------   -------------
          $  --               $  --        $ 10,601,653

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation              $ 15,229,851
     Unrealized depreciation                (4,628,198)
                                          ------------
         Net unrealized appreciation      $ 10,601,653
                                          ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $    184,967
       2009                                17,850,721
       2010                                10,080,251
                                         ------------
                                         $ 28,115,939
                                         ============

Of the capital loss carryforwards attributable to the Fund, $664,392 ($184,967 expiring 12/31/08, $368,693 expiring 12/31/09 and $110,732 expiring 12/31/10)
remain from the Fund's merger with Galaxy VIP Small Company Growth Fund (See
Note 8). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $8,875,669 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                0.50%
Next $500 million                               0.45%
Over $1.5 billion                               0.40%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.038%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.02% of the Fund's average daily net assets. Columbia contractually agreed to maintain this arrangement until April 13, 2004. Effective April 14, 2004, Columbia voluntarily agreed to continue this arrangement; however, Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,384 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $24,945,984 and $34,075,501, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $395.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $3,183 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Small Company Growth Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Small Company Growth Fund, Variable Series Class A shares. The Stein Roe Small Company Growth Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Small Company Growth Fund as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
     --------          -----------         ---------------
     368,840           $ 2,419,589             $ 86,415

                       NET ASSETS OF      NET ASSETS OF
    NET ASSETS          GALAXY VIP          STEIN ROE
OF STEIN ROE SMALL     SMALL COMPANY      SMALL COMPANY
  COMPANY GROWTH       GROWTH FUND         GROWTH FUND,
  FUND, VARIABLE       IMMEDIATELY       VARIABLE SERIES
 SERIES PRIOR TO         PRIOR TO       IMMEDIATELY AFTER
   COMBINATION         COMBINATION         COMBINATION
------------------     -------------    -----------------
   $ 44,410,684        $ 2,419,589         $ 46,830,273

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Stein Roe Small Company Growth Fund, Variable Series was renamed as the Liberty Small Company Growth Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Small Company Growth Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------
                                                            2004          2003          2002          2001          2000
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   9.93      $   6.88      $   9.10      $  19.08      $  20.16
                                                          --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                                      (0.06)        (0.05)        (0.04)        (0.03)        (0.05)
Net realized and unrealized gain (loss) on investments        1.20          3.10         (2.18)        (2.31)        (1.03)
                                                          --------      --------      --------      --------      --------
     Total from Investment Operations                         1.14          3.05         (2.22)        (2.34)        (1.08)
                                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                         --            --            --         (7.64)           --
                                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $  11.07      $   9.93      $   6.88      $   9.10      $  19.08
                                                          ========      ========      ========      ========      ========
Total return (b)(c)                                          11.48%(d)     44.33%(d)    (24.40)%(d)   (10.03)%(d)    (5.36)%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (e)                                                  0.80%         0.80%         0.80%         0.82%         0.73%
Net investment loss (e)                                      (0.61)%       (0.62)%       (0.57)%       (0.32)%       (0.24)%
Waiver/reimbursement                                          0.02%         0.03%         0.02%         0.04%           --
Portfolio turnover rate                                         41%          117%          117%          146%          155%
Net assets, end of period (000's)                         $ 62,187      $ 64,157      $ 48,932      $ 79,295      $109,856

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Liberty Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

Paul Blaustein has managed the fund since he joined Columbia Management Advisors, Inc. in October 2003.

The fund's emphasis on technology reduced performance relative to its benchmark, the Russell 1000 Growth Index, during the 12-month period ended December 31, 2004. The technology companies in the fund's portfolio are high quality businesses and we have confidence in their long-term prospects; however, technology was one of the worst performing market sectors during the year as many investors took profits following the group's strong returns in 2003. Also, in 2004, companies with consistently high returns, whatever business they were in, were not treated well by a stock market that seemed to favor riskier, more speculative companies.

A SLOW START FOLLOWED BY A RECOVERY IN STOCK PRICES
After a strong performance in 2003, the stock market got off to a slow start in 2004 as investors focused on new job figures, interest rates and an uncertain geopolitical situation. Meanwhile, energy prices rose sharply during the period, leaving Americans with less money to spend. In the latter months of the year, however, stocks began to recover as corporate profits continued to grow, and it appeared that the Federal Reserve Board's moves to increase short-term interest rates were unlikely to slow the economy significantly.

TECHNOLOGY STOCKS DID NOT REFLECT POSITIVE OUTLOOK
The fund's heavy exposure to technology was based on our belief that increased corporate spending would result in gains by semiconductor and semiconductor capital equipment companies. The fund has several holdings in these industries, including Xilinx, Applied Materials and Novellus Systems (2.8%, 2.2% and 2.0% of net assets, respectively). During the first two-thirds of the year, sales of semiconductors exceeded consumption by end users. In the final third of the year, semiconductor orders declined despite sustained end market demand for electronic equipment. Investors reacted negatively to the resulting sale and order volatility and anticipated weakness in demand. We continue to believe that corporate and consumer demand for electronic products is likely to grow. As the economy enters the later stages of the cycle, we think that growth will be harder to find and that high quality technology stocks have the potential to outperform. As a result, we are maintaining our focus on this market sector.

We sold two technology positions during the period. We eliminated our Intel holdings because we believe the company's future growth prospects are likely to be constrained by its dependence on the personal computer business. We prefer other semiconductor companies that are exposed to a broader range of markets with a higher growth potential. We also sold Veritas Software after the company failed to meet investors' earnings expectations and disclosed some questionable accounting practices. Following our sale, the stock fell substantially due to another round of missed expectations, as well as the restatement of three prior years of earnings.

ENERGY AND CONSUMER STAPLES GAINED WHILE MEDIA LAGGED
The fund's one energy stock, Schlumberger (3.6% of net assets), an oil well services and equipment company, benefited from higher oil prices and made a positive contribution to performance. A number of the fund's consumer staples holdings also made positive contributions. The best performer in this group was Costco Wholesale (4.1% of net assets), which had better same-stores sales growth than its competitors and, after several years of rising expenses, saw sales grow faster than expenses. On the other hand, the fund's media and entertainment holdings, including Viacom, Comcast and News Corp. (2.7%, 3.0% and 1.6% of net assets, respectively) underperformed the market. For these companies, the recovery in corporate profits was not reflected in increased advertising.

ECONOMIC ENVIRONMENT EXPECTED TO SUPPORT STOCKS
Although stock performance was mixed in 2004, we are optimistic about the coming year. In our view, the current recovery is part of a relatively long economic cycle. Inflation is still relatively low, liquidity available for investment is ample and corporate profits are strong. We believe this is a positive environment for the rapidly growing, high quality, competitive companies that make up the fund's portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The fund may also invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                   1-YEAR    5-YEAR   10-YEAR
-------------------------------------------------------------
Class A (1/1/89)                    -1.95    -10.67      8.21
Russell 1000 Growth Index            6.30     -9.29      9.59

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95 - 12/31/04

Class A: $22,017

              CLASS A SHARES   RUSSELL 1000 GROWTH INDEX
  1/1/1995          $ 10,000                    $ 10,000
 3/31/1995          $ 10,729                    $ 10,952
 6/30/1995          $ 11,800                    $ 12,029
 9/30/1995          $ 12,987                    $ 13,121
12/31/1995          $ 13,773                    $ 13,718
 3/31/1996          $ 14,414                    $ 14,454
 6/30/1996          $ 15,400                    $ 15,374
 9/30/1996          $ 15,867                    $ 15,927
12/31/1996          $ 16,701                    $ 16,889
 3/31/1997          $ 16,613                    $ 16,980
 6/30/1997          $ 19,970                    $ 20,191
 9/30/1997          $ 21,145                    $ 21,710
12/31/1997          $ 22,092                    $ 22,040
 3/31/1998          $ 24,655                    $ 25,379
 6/30/1998          $ 26,220                    $ 26,531
 9/30/1998          $ 22,350                    $ 24,122
12/31/1998          $ 28,257                    $ 30,572
 3/31/1999          $ 31,521                    $ 32,517
 6/30/1999          $ 32,482                    $ 33,768
 9/30/1999          $ 30,745                    $ 32,533
12/31/1999          $ 38,692                    $ 40,711
 3/31/2000          $ 44,480                    $ 43,614
 6/30/2000          $ 42,465                    $ 42,436
 9/30/2000          $ 41,102                    $ 40,153
12/31/2000          $ 34,041                    $ 31,581
 3/31/2001          $ 28,216                    $ 24,980
 6/30/2001          $ 28,998                    $ 27,084
 9/30/2001          $ 23,184                    $ 21,827
12/31/2001          $ 25,655                    $ 25,131
 3/31/2002          $ 24,670                    $ 24,480
 6/30/2002          $ 20,915                    $ 19,910
 9/30/2002          $ 17,107                    $ 16,913
12/31/2002          $ 17,926                    $ 18,123
 3/31/2003          $ 17,430                    $ 17,929
 6/30/2003          $ 19,871                    $ 20,494
 9/30/2003          $ 20,251                    $ 21,296
12/31/2003          $ 22,452                    $ 23,513
 3/31/2004          $ 21,754                    $ 23,698
 6/30/2004          $ 21,967                    $ 24,158
 9/30/2004          $ 20,328                    $ 22,895
12/31/2004          $ 22,017                    $ 24,994

NET ASSET VALUE PER SHARE ($)     12/31/03    12/31/04
------------------------------------------------------
Class A                             24.28       23.77

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL      ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                    1,000.00      1,000.00       1,002.11    1,021.57       3.57       3.61                0.71

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

                                                               SHARES           VALUE
                                                          ---------------   ---------------
COMMON STOCKS--99.9%
CONSUMER DISCRETIONARY--13.5%
MEDIA--11.8%
Comcast Corp., Class A (a)                                        114,100   $     3,797,248
Liberty Media Corp., Class A (a)                                  182,700         2,006,046
Liberty Media International, Inc.,
   Class A (a)                                                     11,024           509,640
News Corp., Class B                                               106,600         2,046,720
Time Warner, Inc. (a)                                             165,200         3,211,488
Viacom Inc., Class B                                               96,100         3,497,079
                                                                            ---------------
                                                                                 15,068,221
                                                                            ---------------

SPECIALTY RETAIL--1.7%
Home Depot, Inc.                                                   51,300         2,192,562
                                                                            ---------------

CONSUMER STAPLES--13.4%
FOOD & STAPLES RETAILING--7.7%
Costco Wholesale Corp.                                            109,200         5,286,372
Wal-Mart Stores, Inc.                                              86,600         4,574,212
                                                                            ---------------
                                                                                  9,860,584
                                                                            ---------------

HOUSEHOLD PRODUCTS--5.7%
Colgate-Palmolive Co.                                              74,000         3,785,840
Procter & Gamble Co.                                               64,900         3,574,692
                                                                            ---------------
                                                                                  7,360,532
                                                                            ---------------

ENERGY--3.6%
ENERGY EQUIPMENT & SERVICES--3.6%
Schlumberger Ltd.                                                  68,800         4,606,160
                                                                            ---------------

FINANCIALS--8.1%
CAPITAL MARKETS--1.5%
Merrill Lynch & Co., Inc.                                          32,400         1,936,548
                                                                            ---------------

COMMERCIAL BANKS--3.4%
Wells Fargo & Co.                                                  68,900         4,282,135
                                                                            ---------------

INSURANCE--3.2%
American International Group, Inc.                                 62,900         4,130,643
                                                                            ---------------

HEALTH CARE--21.2%
BIOTECHNOLOGY--3.2%
Amgen, Inc. (a)                                                    62,500         4,009,375
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
Medtronic, Inc.                                                   111,600         5,543,172
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--2.9%
Cardinal Health, Inc.                                              64,400         3,744,860
                                                                            ---------------

PHARMACEUTICALS--10.8%
Johnson & Johnson                                                  77,000         4,883,340
Novartis AG, ADR                                                  100,300         5,069,162
Pfizer, Inc.                                                      144,200         3,877,538
                                                                            ---------------
                                                                                 13,830,040
                                                                            ---------------

INDUSTRIAL--4.6%
INDUSTRIAL CONGLOMERATES--4.6%
General Electric Co.                                              161,300   $     5,887,450
                                                                            ---------------

INFORMATION TECHNOLOGY--35.5%
COMMUNICATIONS EQUIPMENT--3.2%
Cisco Systems, Inc. (a)                                           213,600         4,122,480
                                                                            ---------------

COMPUTERS & PERIPHERALS--3.5%
Dell, Inc. (a)                                                    105,400         4,441,556
                                                                            ---------------

IT SERVICES--1.8%
Paychex, Inc.                                                      66,400         2,262,912
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--20.1%
Altera Corp. (a)                                                  189,600         3,924,720
Analog Devices, Inc.                                               57,000         2,104,440
Applied Materials, Inc. (a)                                       164,200         2,807,820
ASML Holding NV, N.Y
   Registered Shares (a)                                          221,000         3,516,110
Marvell Technology Group Ltd. (a)                                  56,000         1,986,320
Maxim Integrated Products, Inc.                                    83,400         3,535,326
Microchip Technology, Inc.                                         64,300         1,714,238
Novellus Systems, Inc. (a)                                         92,700         2,585,403
Xilinx, Inc.                                                      121,700         3,608,405
                                                                            ---------------
                                                                                 25,782,782
                                                                            ---------------

SOFTWARE--6.9%
Microsoft Corp.                                                   243,900         6,514,569
SAP AG, ADR                                                        52,500         2,321,025
                                                                            ---------------
                                                                                  8,835,594
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $120,738,129)                                                       127,897,606
                                                                            ---------------

                                                                PAR
                                                          ---------------   ---------------
SHORT-TERM OBLIGATION--0.3%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/04, due 01/03/05 at 1.500%,
   collateralized by a U.S. Treasury
   Bond maturing 02/15/26, market
   value of $360,860 (repurchase
   proceeds $349,044)                                     $       349,000           349,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $349,000)                                                               349,000
                                                                            ---------------
TOTAL INVESTMENTS--100.2%
   (cost of $121,087,129) (b)                                                   128,246,606
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                            (306,850)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   127,939,756
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $121,284,733.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                     % OF NET ASSETS
------------------                     ---------------
Information Technology                       35.5%
Health Care                                  21.2
Consumer Discretionary                       13.5
Consumer Staples                             13.4
Financials                                    8.1
Industrial                                    4.6
Energy                                        3.6
Short-Term Obligation                         0.3
Other Assets & Liabilities, Net              (0.2)
                                           ------
                                            100.0%
                                           ======

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $   121,087,129
                                                                                   ---------------
Investments, at value                                                              $   128,246,606
Cash                                                                                           820
Receivable for:
   Interest                                                                                     15
   Dividends                                                                                68,566
Deferred Trustees' compensation plan                                                         5,602
                                                                                   ---------------
     TOTAL ASSETS                                                                      128,321,609
                                                                                   ---------------

LIABILITIES:
Expense reimbursement due to the Distributor                                                   430
Payable for:
   Fund shares repurchased                                                                 241,350
   Investment advisory fee                                                                  57,755
   Administration fee                                                                       16,594
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              3,671
   Trustees' fees                                                                               93
   Audit fee                                                                                26,380
   Custody fee                                                                               1,166
   Distribution fee--Class B                                                                 4,811
Deferred Trustees' fees                                                                      5,602
Other liabilities                                                                           23,376
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     381,853
                                                                                   ---------------
NET ASSETS                                                                         $   127,939,756
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   184,760,490
Undistributed net investment income                                                        845,575
Accumulated net realized loss                                                          (64,825,786)
Net unrealized appreciation on investments                                               7,159,477
                                                                                   ---------------
NET ASSETS                                                                         $   127,939,756
                                                                                   ===============
CLASS A:
Net assets                                                                         $   106,224,691
Shares outstanding                                                                       4,468,999
                                                                                   ===============
Net asset value per share                                                          $         23.77
                                                                                   ===============
CLASS B:
Net assets                                                                         $    21,715,065
Shares outstanding                                                                         917,565
                                                                                   ===============
Net asset value per share                                                          $         23.67
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Growth Stock Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     1,913,277
Interest                                                                                    10,543
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $16,427)                    1,923,820
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    695,954
Administration fee                                                                         208,936
Distribution fee--Class B                                                                   59,029
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                41,477
Trustees' fees                                                                               9,028
Custody fee                                                                                  9,213
Non-recurring costs (See Note 6)                                                             7,201
Other expenses                                                                              52,138
                                                                                   ---------------
   Total Expenses                                                                        1,090,476
Fees reimbursed by the Distributor--Class B                                                 (8,224)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (7,201)
Custody earnings credit                                                                        (86)
                                                                                   ---------------
   Net Expenses                                                                          1,074,965
                                                                                   ---------------
Net Investment Income                                                                      848,855
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                         1,963,800
Net change in unrealized appreciation/depreciation on investments                       (6,711,341)
                                                                                   ---------------
Net Loss                                                                                (4,747,541)
                                                                                   ---------------
Net Decrease in Net Assets from Operations                                         $    (3,898,686)
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       848,855   $       194,171
Net realized gain (loss) on investments                                                  1,963,800        (9,818,581)
Net change in unrealized appreciation/depreciation on investments                       (6,711,341)       42,042,532
                                                                                   ---------------   ---------------
        Net Increase (Decrease) from Operations                                         (3,898,686)       32,418,122
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                (188,595)         (506,499)
   Class B                                                                                      --           (55,280)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (188,595)         (561,779)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         3,299,769         3,816,103
   Distributions reinvested                                                                188,595           506,499
   Redemptions                                                                         (23,714,994)      (24,305,714)
                                                                                   ---------------   ---------------
        Net Decrease                                                                   (20,226,630)      (19,983,112)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         1,409,109         2,725,601
   Distributions reinvested                                                                     --            55,280
   Redemptions                                                                          (4,685,626)       (4,181,212)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (3,276,517)       (1,400,331)
                                                                                   ---------------   ---------------
Net Decrease from Share Transactions                                                   (23,503,147)      (21,383,443)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                (27,590,428)       10,472,900
NET ASSETS:
Beginning of period                                                                    155,530,184       145,057,284
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $845,575 and
   $185,315, respectively)                                                         $   127,939,756   $   155,530,184
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           141,708           175,052
   Issued for distributions reinvested                                                       7,995            28,632
   Redemptions                                                                          (1,027,469)       (1,172,892)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (877,766)         (969,208)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                            59,599           125,961
   Issued for distributions reinvested                                                          --             3,130
   Redemptions                                                                            (205,838)         (201,282)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (146,239)          (72,191)
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                              DECEMBER 31,  DECEMBER 31,
                                  2004          2003
                              -----------   ------------
Distributions paid from:

     Ordinary income           $ 188,595      $ 561,779
     Long-term capital gains          --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY        LONG-TERM       NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
       $ 850,663          $  --          $  6,961,873

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation             $  17,664,971
     Unrealized depreciation               (10,703,098)
                                         -------------
       Net unrealized appreciation       $   6,961,873
                                         =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $ 26,462,157
       2010                                28,364,195
       2011                                 9,801,830
                                         ------------
                                         $ 64,628,182
                                         ============

Capital loss carryforwards of $1,972,454 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                0.50%
Over $1 billion                                 0.45%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,525 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,848,429 and $24,984,687, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $7,201 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. PROPOSED REORGANIZATION

On February 9, 2005, the Board of Trustees approved a proposal to change the name of the Fund to Columbia Large Cap Growth Fund, Variable Series. The effective date of the name change is expected to be February 25, 2005.

FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                        2004             2003           2002           2001           2000
                                                     ----------       ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    24.28       $    19.48     $    27.93     $    44.65     $    57.93
                                                     ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                           0.15(b)          0.04           0.07           0.04          (0.11)
Net realized and unrealized gain (loss)
   on investments                                         (0.62)            4.85          (8.47)        (10.28)         (5.13)
                                                     ----------       ----------     ----------     ----------     ----------
     Total from Investment Operations                     (0.47)            4.89          (8.40)        (10.24)         (5.24)
                                                     ----------       ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.04)           (0.09)         (0.05)            --(c)          --
From net realized gains                                      --               --             --          (6.48)         (8.04)
                                                     ----------       ----------     ----------     ----------     ----------
     Total Distributions Declared to Shareholders         (0.04)           (0.09)         (0.05)         (6.48)         (8.04)
                                                     ----------       ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                       $    23.77       $    24.28     $    19.48     $    27.93     $    44.65
                                                     ==========       ==========     ==========     ==========     ==========
Total return (d)(e)                                       (1.95)%          25.24%        (30.13)%       (24.64)%       (12.02)%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                               0.73%            0.76%          0.77%          0.76%          0.68%
Net investment income (loss) (f)                           0.65%            0.16%          0.32%          0.13%         (0.20)%
Portfolio turnover rate                                       4%             138%            68%            57%            65%
Net assets, end of period (000's)                    $  106,225       $  129,801     $  123,015     $  224,928     $  376,243

(a) Per share data was calculated using average shares outstanding during the period.
(b) Net investment income per share reflects a special dividend which amounted to $0.15 per share.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distribution reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets, and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION
Stein Roe Growth Stock Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS
Stein Roe Variable Investment Trust

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                     Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                 2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                              to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                           Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                               March 1993 to July 1999). Oversees 104, None

JANET LANGFORD KELLY (age 47)                  Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                        Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                        President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                           March 2004; Executive Vice President-Corporate Development and Administration,
                                               General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September 1999 to August 2003; Senior Vice President, Secretary and General
                                               Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 104, None

RICHARD W. LOWRY (age 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U. S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                           106(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                     Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                        Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                       since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                              University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                           Statistics, University of Washington, since September 1980; Associate Editor,
                                               Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 104, None

JOHN J. NEUHAUSER (age 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                   September 1999). Oversees 107(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                    Partner, Perkins Coie LLP (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                Oversees 104, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                    Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                 since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                     (private equity investing) from September 1994 to September 2004). Oversees 104,
Chicago, IL 60606                              Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)           (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                   services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                         IBM Corporation (computer and technology) from 1994 to 1997). Oversees 105(4),
Hopkinton, NH 03229                            Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                           distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                   Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                           Company). Oversees 104, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                   Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                     Oversees 106(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                             service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                           OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                          Head of Mutual Funds of the Advisor since August 2004; President of the
One Financial Center                                    Columbia Funds since October 2004 (formerly President and Chief
Boston, MA 02111                                        Executive Officer, CDC IXIS Asset Management Services, Inc. from
President (since 2004)                                  September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                           Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                    December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                        President of the Columbia Funds from February 2004 to October 2004;
Treasurer (since 2000)                                  Chief Accounting Officer and Controller of the Liberty Funds and of the
                                                        Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002; (formerly Treasurer from
                                                        December 2002 to December 2004 and President from February 2004 to
                                                        December 2004 of Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                        Vice President of Colonial Management Associates, Inc. from February
                                                        1998 to October 2000).

MARY JOAN HOENE (age 55)                                Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                     Funds, the Galaxy Fund, Nations Funds and of the Liberty All-Star Funds
New York, NY 10019                                      since August 2004 and the BACAP Registered Hedge Fund since October 2004
Senior Vice President and Chief Compliance              (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Officer (since 2004)                                    August 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and Counsel, Equitable Life Assurance
                                                        Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                              Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                    All-Star Funds since October 2004 (formerly Controller of the Columbia
Boston, MA 02111                                        Funds and of the Liberty All-Star Funds from May 2004 to October 2004;
Chief Accounting Officer (since 2004)                   Assistant Treasurer from June, 2002 to May 2004; Vice President,
                                                        Product Strategy & Development of the Liberty Funds Group from February
                                                        2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the
                                                        Liberty All-Star Funds from August 1999 to February 2001; Audit
                                                        Manager, Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                             Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                    since October 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                        Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                                 and Loomis Sayles Funds from February 2003 to September 2004; Assistant
                                                        Vice President of CDC IXIS Asset Management Services, Inc. and
                                                        Assistant Treasurer of the CDC Nvest Funds from August 2000 to February
                                                        2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)                             Secretary of the Columbia Funds since December 2004 (formerly Of
One Financial Center                                    Counsel, Bingham McCutchen from April 2001 to September 2004; Executive
Boston, MA 02111                                        Director and General Counsel, Massachusetts Pension Reserves Investment
Secretary (since 2004)                                  Management Board from September 1997 to March 2001).

STEINROE VARIABLE INVESTMENT TRUST


      INVESTMENT MANAGER AND ADMINISTRATOR
      Columbia Management Advisors, Inc.
      100 Federal Street
      Boston, MA 02110

      TRANSFER AGENT
      Columbia Funds Services, Inc.
      PO Box 8081
      Boston, MA 02266-8081


      IMPORTANT INFORMATION

      A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

      The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHR-02/096U-0105 (03/05) 05/4265

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                              2004                  2003
                              $114,400              $129,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                              2004                  2003
                              $18,500               $28,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2003 also include agreed-upon procedures relating to fund mergers.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                              2004                  2003
                              $12,200               $11,600

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                              2004                  2003
                              $0                    $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -   A general description of the services, and
   -   Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2004 and December 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   SteinRoe Variable Investment Trust
            -------------------------------------------------------------


By (Signature and Title)       /S/ Christopher L. Wilson
                        -------------------------------------------------
                               Christopher L. Wilson, President


Date                           March 1, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)       /S/ Christopher L. Wilson
                        -------------------------------------------------
                               Christopher L. Wilson, President


Date                           March 1, 2005
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By (Signature and Title)       /S/ J. Kevin Connaughton
                        -------------------------------------------------
                               J. Kevin Connaughton, Treasurer


Date                           March 1, 2005
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